Exhibit 99.2

BRIXMOR®
Property Group

BED BATH & BEYOND

Publix
FOOD & PHARMACY

T.J.maxx

Kroger
Food & Drug

Supplemental Disclosure

QUARTER ENDED SEPTEMBER 30, 2015

450 Lexington Avenue
New York, NY 10017
(800) 468 – 7526
www.brixmor.com

BRX
LISTED
NYSE

SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2015

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
Consolidated Statements of Cash Flows	7
Reconciliation of Net Income to EBITDA	8
Reconciliation of Net Income to FFO	9
Supplemental Balance Sheet Detail	10
NOI Detail, Supplemental Statement of Operations Detail, Operating Ratios & Additional Disclosures	11
Same Property NOI Analysis & Reconciliation of Net Income Attributable to Common Stockholders	12
Capital Expenditures	13
Capitalization, Liquidity & Debt Ratios	14
Debt Overview	15
Summary of Outstanding Debt	16
Unsecured OP Notes Covenant Disclosure	18
Unsecured Credit Facility Covenant Disclosure	19
Reconciliation of GAAP Statements of Operations to Pro Forma Statements of Operations	20
Transaction Summary
Acquisitions	22
Dispositions	23
Portfolio Summary
Portfolio Overview	25
Top Forty Retailers Ranked by ABR	26
New & Renewal Lease Summary	27
New Lease Net Effective Rent	28
Anchor Space Repositioning Summary	29
Redevelopment & Outparcel Development Summary	31
Lease Expiration Schedule	32
Properties by Largest US MSAs	33
Largest MSAs by ABR	35
Properties by State	38
Property List	39
Guidance
Guidance & Additional Disclosures	51

This presentation includes financial information for the Company’s actual results and pro forma results reflecting the impact associated with the distribution of the Excluded Properties in connection with the IPO completed on November 4, 2013.

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended September 30, 2015

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Means space equal to or more than 10,000 sq. ft. of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent or "ABR"	As of a specified date means monthly base rent as of such date, under leases which have been signed or commenced as of the specified date multiplied by 12. Annualized base rent (i) excludes tenant reimbursements or expenses borne by the tenants, such as the expenses for real estate taxes and insurance and common area and other operating expenses, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with GAAP for purposes of financial statements and (iv) does not include any ancillary income at a property.

ABR per sq. ft. or "ABR/SF"	Is calculated as ABR divided by leased GLA, excluding ground leases.

Billed GLA	Includes leases for spaces where the tenant is currently paying rent.

Blended Lease Spreads	Means combined spreads for new and renewal leases (including exercised options) on comparable leases.

Capitalization Rate ("Cap Rate")	Net operating income divided by purchase price.

Community Shopping Center	Means a shopping center that meets the International Council of Shopping Centers’ (“ICSC”) definition of community center. ICSC generally defines a community center as a shopping center with general merchandise or convenience-oriented merchandise. Although similar to a neighborhood center (as defined below), a community shopping center offers a wider range of apparel and other soft goods than a neighborhood center.
Community centers range from 125,000 to 400,000 sq. ft. in GLA and are usually configured in a straight line as a strip and are commonly anchored by discount stores, supermarkets, drugstores and large specialty discount stores.

Comparable Leases	Include only those spaces that were occupied within the prior 12 months.

EBITDA & Adjusted EBITDA	Is calculated as the sum of net income (loss) in accordance with generally accepted accounting principles in the United States of America (“GAAP”)
before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) acquisition related costs,
(ii) gain (loss) on disposition of operating properties, (iii) impairment of real estate assets and real estate equity investments, (iv) gain (loss) on disposition of unconsolidated joint ventures, (v) gain (loss) on extinguishment of debt, (vi) other items that are not indicative of the Company's operating performance and (vii) after adjustments attributable to non-controlling interests not convertible into common stock.
EBITDA and Adjusted EBITDA are supplemental, non-GAAP measures utilized in various financial ratios and are helpful to securities analysts, investors and other interested parties in the evaluation of REITs, as a measure of Brixmor’s operational performance because EBITDA and Adjusted EBITDA exclude various items that do not relate to or are not indicative of its operating performance. In addition, it includes the results of operations of real estate properties that have been sold or classified as real estate held for sale at the end of the reporting period. Accordingly, the use of EBITDA and Adjusted
EBITDA in various ratios provides a meaningful performance measure as it relates to its ability to meet various coverage tests for the stated period.
EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity.
Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of EBITDA and Adjusted EBITDA may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and addressing financial performance.

Excluded Properties	Includes 47 properties either distributed to certain investment funds affiliated with the Blackstone Group L.P. in connection with the IPO completed on
November 4, 2013 or sold.

Funds From Operations (“FFO")	Is a supplemental non-GAAP financial measure utilized to evaluate the operating performance of real estate companies. The National Association of Real
Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis. FFO attributable to stockholders and non-controlling interests convertible into common stock is FFO as further adjusted to exclude net income (loss) attributable to non-controlling interests not convertible into common stock. The Company believes FFO attributable to stockholders and non-controlling interests convertible into common stock is a meaningful supplemental measure that is more reflective of its operating performance by excluding FFO attributable to non-controlling interests not convertible into common stock.
The Company presents FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock as it considers them important supplemental measures of its operating performance and the Company believes they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of liquidity. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations and, accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock are significant components in understanding and addressing financial performance.

Gross Leasable Area or "GLA"	Represents the total amount of property square footage that can generate income by being leased to tenants.

Ground Lease	A long-term lease of land in which the tenant erects improvements at its own expense. At the end of the lease term, the improvements become the property of the landowner.

Leased GLA	Includes the aggregate GLA of all leases in effect on a given date, including those that are fully executed but as to which the tenant has not yet opened for business and/or not yet commenced the payment of rent.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 1

LIBOR	Means London Interbank Offered Rate.

Metropolitan Statistical Area or "MSA"	Is defined by the United States Office of Management and Budget (“OMB”) as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

Neighborhood Shopping Center	Means a shopping center that meets ICSC’s definition of neighborhood center. ICSC generally defines a neighborhood center as a shopping center with offerings that are convenience-oriented. Neighborhood centers range from 30,000 to 125,000 sq. ft. in GLA and are generally anchored by a supermarket.

Net Effective Rent	Adjusts for any tenant incentive / allowance, landlord work, third party leasing commissions and rent concessions at 100% of costs, weighted by GLA over the lease term.

Net Operating Income or "NOI"	Is calculated as total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by Brixmor. NOI excludes corporate level income (including management, transaction, and other fees).
NOI is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies and is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income
(determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

NOI Yield	Is calculated as projected NOI over incremental cost of a given anchor space repositioning / redevelopment project.

Non-controlling Interests	The non-controlling interests relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of September 30, 2015, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 98.09% of the OP. The remaining 1.91%
is held by certain investment funds affiliated with the Blackstone Group L.P. and management of the Company.

Non-owned Major Tenant	Also called shadow anchor. Includes tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to shopping center, to the consumer appear as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Percent Leased	Refers to the percentage of GLA that is leased, includes lease agreements that have been signed but not yet commenced.

Pro Forma	Reflects the impact associated with the distribution of 36 of the Excluded Properties during the first quarter of 2014. The pro forma adjustments assume that the distribution of the properties was completed as of January 1, 2014.

PSF	Means per square foot ("sq. ft.") of GLA.

Redevelopment Properties	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Renewal Leases	Includes expiring leases renewed with the same tenant or the exercise of options by tenants to extend the term of expiring leases. All other leases are categorized as new.

Rent Growth	Is calculated as ABR in the final year of the lease compared to ABR in the first year of the new lease. New lease spreads include only those spaces that were occupied within the prior 12 months. Renewal and option lease spreads include leases rolling over with the same tenant in the same location. Data includes all leases in effect, including those that are fully executed, but not yet open.

Same Property Net Operating Income	Is calculated (using properties owned as of the end of both reporting periods and for the entirety of both periods excluding properties classified as
or Same Property NOI	discontinued operations), as rental income (minimum rent, percentage rents, tenant recoveries and other property income) less rental operating expenses
(property operating expenses, real estate taxes and bad debt expense) of the properties owned by Brixmor. Same property NOI includes an unconsolidated joint venture at pro rata share. Same property NOI excludes corporate level income (including transaction and other fees), lease termination income, straight-line rent and amortization of above- and below-market leases of the same property pool from the prior year reporting period to the current year reporting period.
Same property NOI is a supplemental, non-GAAP financial measure utilized to evaluate the operating performance of real estate companies and the
Company believes it is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. It includes only the net operating income of properties owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Same property NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of same property NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

Small Shop Spaces	Means space of less than 10,000 sq. ft. of GLA.

Straight-line Rent	GAAP requirement to average the tenant's rent payments over the life of the lease, regardless of actual cash collected in the period.

Year Built	Year of most recent anchor space repositioning / redevelopment or year built if no anchor space repositioning / redevelopment has occurred.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands except per share and per square foot amounts

	Actual Results		Actual Results	Pro Forma	Actual Results
	Three Months Ended		Nine Months Ended		Nine Months
Summary Financial Results	9/30/15	9/30/14	9/30/15	9/30/14	Ended 9/30/14
Total revenues (page 6)	$313,025	$306,469	$940,429	$921,995	$921,995
Net income attributable to common stockholders (page 6)	53,773	27,030	138,308	65,954	65,904
Net income attributable to common stockholders - per diluted share (page 6)	0.18	0.11	0.46	0.28	0.28
Adjusted EBITDA (page 8)	215,596	210,870	644,567	625,029	625,033
FFO (page 9)	156,195	144,515	444,401	417,909	423,141
FFO attributable to stockholders and non-controlling interests convertible into	156,195	144,193	444,401	416,943	416,941
common stock (page 9)
FFO per share/OP Unit - diluted (page 9)	0.51	0.47	1.46	1.37	1.37
Items that impact FFO comparability, net per share (page 9)	0.01	0.00	(0.02)	(0.01)	0.01
Dividends declared per share/OP Unit (page 9)	0.225	0.200	0.675	0.600	0.600
Share/OP Unit dividend payout ratio (as % of FFO) (page 9)	43.8%	42.2%	46.2%	43.8%	43.8%
NOI (page 11)	237,289	229,961	704,663	683,561	683,561

	Three Months Ended
Summary Operating and Financial Ratios	9/30/15	6/30/15	3/31/15	12/31/14	9/30/2014
NOI margin (page 11)	75.9%	75.2%	74.0%	73.5%	75.2%
Same property NOI (page 12) (1)	3.6%	3.6%	3.4%	3.9%	3.9%
Fixed charge coverage (page 14)	3.1x	3.1x	3.1x	3.0x	2.9x
Net principal debt to adjusted EBITDA (GAAP) (page 14)	6.8x	6.8x	6.9x	6.9x	6.9x
Net principal debt to adjusted EBITDA (cash) (page 14)	7.3x	7.4x	7.5x	7.5x	7.5x

Outstanding Classes of Stock and Partnership Units	At 9/30/15	At 6/30/15	At 3/31/15	At 12/31/14	At 9/30/14
Common shares outstanding (page 14)	298,489	298,489	298,484	296,552	245,086
Exchangeable BPG Sub shares held by non-controlling interests (page 14)	—	—	—	—	50,182
Exchangeable OP Units held by non-controlling interests (page 14)	5,798	5,814	5,821	7,695	8,953
Total	304,287	304,303	304,305	304,247	304,221

Summary Portfolio Statistics	At 9/30/15	At 6/30/15	At 3/31/15	At 12/31/14	At 9/30/14
Number of properties (page 25)	519	519	520	521	522
Percent leased (page 25)	92.6%	92.5%	92.4%	92.8%	92.7%
Percent billed (page 25)	90.9%	90.3%	90.3%	91.3%	90.8%
ABR / SF (page 25)	$12.68	$12.31	$12.19	$12.14	$12.10
Total rent spread (page 27)	15.2%	16.1%	13.7%	13.9%	13.9%
New lease rent spread (page 27)	49.0%	50.4%	39.4%	41.6%	32.5%
Renewal lease rent spread (page 27)	11.5%	9.1%	8.6%	7.8%	9.6%

(1) Excludes Excluded Properties. Includes joint venture, Montecito Marketplace, at pro rata share.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2015

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	9/30/15	12/31/14
Assets
Real estate
Land	$2,015,176	$2,000,415
Buildings and improvements	8,895,181	8,801,834
	10,910,357	10,802,249
Accumulated depreciation and amortization	(1,798,676)	(1,549,234)
Real estate, net	9,111,681	9,253,015
Investments in and advances to unconsolidated joint ventures	5,047	5,072
Cash and cash equivalents	37,983	60,595
Restricted cash	52,763	53,164
Marketable securities	24,589	20,315
Receivables, net of allowance for doubtful accounts of $14,500 and $14,070	171,914	182,424
Deferred charges and prepaid expenses, net	106,512	94,269
Other assets	17,134	13,059
Total assets	$9,527,623	$9,681,913

Liabilities
Debt obligations, net	$5,969,336	$6,022,508
Accounts payable, accrued expenses and other liabilities	626,600	679,102
Total liabilities	6,595,936	6,701,610

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
298,488,602 and 296,552,142 shares outstanding	2,985	2,966
Additional paid in capital	3,260,930	3,223,941
Accumulated other comprehensive loss	(6,227)	(4,435)
Distributions in excess of net income/loss	(382,797)	(318,762)
Total stockholders' equity	2,874,891	2,903,710
Non-controlling interests	56,796	76,593
Total equity	2,931,687	2,980,303
Total liabilities and equity	$9,527,623	$9,681,913

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Actual Results			Actual Results	Pro Forma	Actual Results
	Three Months Ended			Nine Months Ended		Nine Months
	9/30/15		9/30/14	9/30/15	9/30/14	Ended 9/30/14

Revenues
Rental income	$245,829		$240,820	$733,429	$717,975	$717,975
Expense reimbursements	65,304		63,479	200,570	197,730	197,730
Other revenues	1,892		2,170	6,430	6,290	6,290
Total revenues	313,025	—	306,469	940,429	921,995	921,995

Operating expenses
Operating costs	27,952		28,792	93,779	95,556	95,556
Real estate taxes	45,472		44,346	133,635	132,592	132,592
Depreciation and amortization	102,439		111,104	315,424	333,924	333,924
Provision for doubtful accounts	1,953		2,771	6,973	8,617	8,617
Impairment of real estate assets	—		—	807	—	—
General and administrative	22,030		19,624	73,030	59,221	59,221
Total operating expenses	199,846	—	206,637	623,648	629,910	629,910

Other income (expense)
Dividends and interest	57		169	241	436	436
Interest expense	(61,567)		(65,545)	(186,289)	(199,464)	(199,464)
Gain on sale of real estate assets	—		—	9,224	378	378
Gain (loss) on extinguishment of debt, net	137		460	922	(2,573)	(2,573)
Other	2,880		(1,205)	(115)	(5,335)	(5,335)
Total other expense	(58,493)	—	(66,121)	(176,017)	(206,558)	(206,558)

Income before equity in income of unconsolidated joint ventures	54,686		33,711	140,764	85,527	85,527
Equity in income of unconsolidated joint ventures	133		112	358	316	248
Gain on disposition of investments in unconsolidated joint ventures	—		—	—	—	1,820
Income from continuing operations	54,819	—	33,823	141,122	85,843	87,595

Discontinued operations
Income from discontinued operations	—		41	—	94	4,881
Gain on disposition of operating properties	—		—	—	—	14,426
Income from discontinued operations	—		41	—	94	19,307
Net income	54,819	—	33,864	141,122	85,937	106,902
Net income attributable to non-controlling interests	(1,046)		(6,834)	(2,814)	(19,983)	(40,998)
Net income attributable to common stockholders	$53,773		$27,030	$138,308	$65,954	$65,904

Per common share:
Income from continuing operations:
Basic	$0.18		$0.11	$0.46	$0.28	$0.28
Diluted	$0.18		$0.11	$0.46	$0.28	$0.28
Net income attributable to common stockholders:
Basic	$0.18		$0.11	$0.46	$0.28	$0.28
Diluted	$0.18		$0.11	$0.46	$0.28	$0.28
Weighted average shares:
Basic	298,464		244,078	297,714	233,781	233,781
Diluted	298,936		244,835	304,706	234,920	234,920

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 6

CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited, dollars in thousands

	Nine Months Ended
	9/30/15	9/30/14
Operating activities:
Net income	$141,122	$106,902
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	315,424	334,515
Debt premium and discount amortization	(13,972)	(15,524)
Deferred financing cost amortization	6,236	6,708
Above- and below-market lease intangible amortization	(34,367)	(35,090)
Provisions for impairment	807	—
Gain on disposition of operating properties and disposition of investments in unconsolidated joint ventures	(9,224)	(16,624)
Equity based compensation	19,359	7,019
Other	106	(214)
Gain on extinguishment of debt, net	(4,502)	(4,245)
Changes in operating assets and liabilities:
Restricted cash	(1,782)	11,007
Receivables	10,502	6,513
Deferred charges and prepaid expenses	(23,932)	(29,787)
Other assets	(295)	357
Accounts payable, accrued expenses and other liabilities	6,442	753
Net cash provided by operating activities	411,924	372,290

Investing activities:
Improvements to and investments in real estate assets	(147,393)	(146,499)
Acquisitions of real estate assets	(52,278)	—
Proceeds from sales of real estate assets	41,795	2,778
Distributions from unconsolidated joint venture	—	187
Change in restricted cash attributable to investing activities	2,182	7,321
Purchase of marketable securities	(19,320)	(20,250)
Proceeds from sale of marketable securities	15,014	21,414
Net cash used in investing activities	(160,000)	(135,049)

Financing activities:
Repayment of debt obligations and financing liabilities	(733,815)	(827,460)
Repayment of borrowings under unsecured revolving credit facility	(1,118,475)	(675,047)
Proceeds from borrowings under unsecured revolving credit facility	619,000	826,343
Proceeds from unsecured term loan and notes	1,188,146	600,000
Deferred financing costs	(3,153)	(2,995)
Distributions to common stockholders	(201,398)	(124,128)
Distributions to non-controlling interests	(24,841)	(55,111)
Net cash used in financing activities	(274,536)	(258,398)
Change in cash and cash equivalents	(22,612)	(21,157)
Cash and cash equivalents at beginning of period	60,595	113,915

Cash and cash equivalents at end of period	$37,983	$92,758

Supplemental disclosure of cash flow information:
Cash paid for interest, net of amount capitalized of $2,131 and $2,776	$191,125	$216,720
Supplemental non-cash investing and/or financing activities:
Net carrying value of properties distributed to non-controlling owners	$—	$178,969

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 7

RECONCILIATION OF NET INCOME TO EBITDA
Unaudited, dollars in thousands

	Actual Results			Actual Results	Pro Forma	Actual Results
	Three Months Ended			Nine Months Ended		Nine Months
	9/30/15		9/30/14	9/30/15	9/30/14	Ended 9/30/14

Net income	$54,819		$33,864	$141,122	$85,937	$106,902
Interest expense - continuing operations	61,567		65,545	186,289	199,464	199,464
Interest expense - discontinued operations	—		—	—	—	259
Interest expense - unconsolidated joint ventures	43		44	129	128	130
Federal and state taxes	(3,151)		1,026	(1,085)	2,950	2,950
Depreciation and amortization - continuing operations	102,439		111,104	315,424	333,924	333,924
Depreciation and amortization - discontinued operations	—		46	—	160	591
Depreciation and amortization - unconsolidated joint ventures	16		23	59	64	146
EBITDA	$215,733		$211,652	$641,938	$622,627	$644,366

EBITDA	$215,733		$211,652	$641,938	$622,627	$644,366
Gain on disposition of operating properties	—		—	(9,224)	(378)	(14,804)
Gain on disposition of unconsolidated joint ventures	—		—	—	—	(1,820)
(Gain) loss on extinguishment of debt, net	(137)		(460)	(922)	2,573	(3,501)
Impairment of real estate assets	—		—	807	—	—
Non-operating items (1)	—		—	11,968	1,173	1,173
Adjustments to non-controlling interests not convertible into common stock	—		(322)	—	(966)	(381)
Total adjustments	(137)		(782)	2,629	2,402	(19,333)
Adjusted EBITDA	215,596	—	210,870	644,567	625,029	625,033
Straight-line rent	(4,513)		(4,857)	(13,822)	(14,625)	(14,570)
Above- and below-market rent amortization	(9,930)		(11,909)	(34,367)	(35,079)	(35,090)
Adjustments to non-controlling interests not convertible into common stock	—		—	—	—	(46)
Total adjustments	(14,443)		(16,766)	(48,189)	(49,704)	(49,706)
Cash adjusted EBITDA	$201,153		$194,104	$596,378	$575,325	$575,327

(1) Non-operating items consist of the following: (i) non-recurring charge related to pre-IPO compensation programs of $9,875 for the nine months ended September 30, 2015; (ii) shareholder equity offering expenses of $606 and $1,173 for the nine months ended September 30, 2015 and 2014, respectively; and (iii) property acquisition related expenses of $1,487 for the nine months ended September 30, 2015.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 8

RECONCILIATION OF NET INCOME TO FFO
Unaudited, dollars in thousands, except per share amounts

	Actual Results		Actual Results	Pro Forma	Actual Results
	Three Months Ended		Nine Months Ended		Nine Months
	9/30/15	9/30/14	9/30/15	9/30/14	Ended 9/30/14

Net income	$54,819	$33,864	$141,122	$85,937	$106,902
Gain on disposition of operating properties	—	—	(9,224)	(378)	(14,804)
Gain on disposition of unconsolidated joint ventures	—	—	—	—	(1,820)
Depreciation and amortization- real estate related- continuing operations	101,360	110,582	311,637	332,126	332,126
Depreciation and amortization- real estate related- discontinued operations	—	46	—	160	591
Depreciation and amortization- real estate related- unconsolidated joint ventures	16	23	59	64	146
Impairment of real estate assets	—	—	807	—	—
FFO	156,195	144,515	444,401	417,909	423,141
Adjustments attributable to non-controlling interests not convertible into common stock	—	(322)	—	(966)	(6,200)
FFO attributable to stockholders and non-controlling interests convertible into common stock	$156,195	$144,193	$444,401	$416,943	$416,941

FFO per share/OP Unit - diluted	$0.51	$0.47	$1.46	$1.37	$1.37
Weighted average shares/OP Units outstanding - basic and diluted (1)	304,752	304,318	304,716	304,272	304,272

Items that impact FFO comparability
Non-recurring charge related to pre-IPO compensation programs	$—	$—	$(9,875)	$—	$—
Adjustment of tax reserves for pre-IPO transactions	3,949	—	3,949	—	—
Property acquisition expenses	—	—	(1,487)	—	—
Gain (loss) on extinguishment of debt, net	137	460	922	(2,573)	3,501
Total items that impact FFO comparability	$4,086	$460	$(6,491)	$(2,573)	$3,501
Items that impact FFO comparability, net per share	$0.01	$0.00	$(0.02)	$(0.01)	$0.01

Dividends declared per share/OP Unit	$0.225	$0.200	$0.675	$0.600	$0.600
Shares/OP Unit dividends declared	$68,464	$60,846	$205,398	$182,538	$182,538
Share/OP Unit dividend payout ratio (as % of FFO)	43.8%	42.2%	46.2%	43.8%	43.8%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of certain BPG Sub shares and OP Units to common stock of the Company and the vesting of certain restricted stock awards.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 9

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	9/30/15	12/31/14

Real estate, net
Land	$2,015,176	$2,000,415
Buildings and improvements
Building	7,355,922	7,332,073
Building and tenant improvements	602,765	522,601
Construction in process (anchor space repositioning and redevelopment only)	49,765	29,750
Lease intangibles	886,729	917,410
	10,910,357	10,802,249
Accumulated depreciation and amortization	(1,798,676)	(1,549,234)
Total real estate, net	$9,111,681	$9,253,015

Receivables, net
Straight-line rent receivable	$82,624	$67,771
Tenant receivables	95,718	115,802
Allowance for doubtful accounts	(14,500)	(14,070)
Other	8,072	12,921
Total receivables, net	$171,914	$182,424

Deferred charges and prepaid expenses, net
Deferred charges, net	$76,190	$67,539
Prepaid expenses, net	30,322	26,730
Total deferred charges and prepaid expenses, net	$106,512	$94,269

Other assets
Furniture, fixtures and leasehold improvements, net	$7,769	$10,921
Other	9,365	2,138
Total other assets	$17,134	$13,059

Accounts payable, accrued expenses and other liabilities
Accounts payable and accrued expenses	$220,342	$239,287
Dividends payable	69,657	68,821
Below market leases, net	284,339	325,935
Other	52,262	45,059
Total accounts payable, accrued expenses and other liabilities	$626,600	$679,102

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 10

NOI DETAIL, SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL, OPERATING RATIOS & ADDITIONAL DISCLOSURES
Unaudited, dollars in thousands

	Actual Results		Actual Results	Pro Forma	Actual Results
	Three Months Ended		Nine Months Ended		Nine Months
	9/30/15	9/30/14	9/30/15	9/30/14	Ended 9/30/14
Net Operating Income Detail
Rental income	$245,829	$240,820	$733,429	$717,975	$717,975
Expense reimbursements	65,304	63,479	200,570	197,730	197,730
Percentage rents	1,533	1,571	5,051	4,621	4,621
Operating costs	(27,952)	(28,792)	(93,779)	(95,556)	(95,556)
Real estate taxes	(45,472)	(44,346)	(133,635)	(132,592)	(132,592)
Provision for doubtful accounts	(1,953)	(2,771)	(6,973)	(8,617)	(8,617)
Net operating income	237,289	229,961	704,663	683,561	683,561

Reconciliation of net operating income to net income attributable to common stockholders
Fee income	$359	$599	$1,379	$1,669	$1,669
Depreciation and amortization	(102,439)	(111,104)	(315,424)	(333,924)	(333,924)
Impairment of real estate assets	—	—	(807)	—	—
General and administrative	(22,030)	(19,624)	(73,030)	(59,221)	(59,221)
Total other expense	(58,493)	(66,121)	(176,017)	(206,558)	(206,558)
Equity in income of unconsolidated joint ventures	133	112	358	316	248
Gain on disposition of investments in unconsolidated joint ventures	—	—	—	—	1,820
Income from discontinued operations	—	41	—	94	19,307
Net income attributable to non-controlling interests	(1,046)	(6,834)	(2,814)	(19,983)	(40,998)
Net income attributable to common stockholders	$53,773	$27,030	$138,308	$65,954	$65,904

Supplemental Statement of Operations Detail
Rental income
Base rent	$224,902	$220,163	$670,548	$656,787	$656,787
Lease termination fees	1,548	208	2,266	1,781	1,781
Straight-line rent	4,513	4,857	13,822	14,625	14,625
Above- and below-market rent amortization, net	9,930	11,906	34,367	35,072	35,072
Ancillary and other	4,936	3,686	12,426	9,710	9,710
Total rental income	$245,829	$240,820	$733,429	$717,975	$717,975

Other revenues
Percentage rents	$1,533	$1,571	$5,051	$4,621	$4,621
Fee income	359	599	1,379	1,669	1,669
Total other revenues	$1,892	$2,170	$6,430	$6,290	$6,290

Interest expense
Mortgage and note interest	$50,933	$55,183	$156,499	$169,933	$169,933
Unsecured credit facility and term loan interest	12,600	13,287	37,526	38,441	38,441
Deferred financing cost amortization	2,146	2,052	6,237	6,708	6,708
Debt premium and discount amortization, net	(4,112)	(4,977)	(13,973)	(15,618)	(15,618)
Total interest expense	$61,567	$65,545	$186,289	$199,464	$199,464

Other
Federal and state taxes	$(3,151)	$1,026	$(1,085)	$2,950	$2,950
Other (1)	271	179	1,200	2,385	2,385
Total other	$(2,880)	$1,205	$115	$5,335	$5,335

Operating Ratios
NOI margin (NOI / total rental revenues) (2)(3)	75.9%	75.2%	75.0%	74.3%	74.3%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	88.9%	86.8%	88.2%	86.7%	86.7%

Additional Disclosures
Capitalized interest	$656	$1,149	$2,131	$2,775	$2,775
Equity based compensation (4)	3,811	1,896	19,359	7,019	7,019
Capitalized direct leasing compensation costs	3,666	3,974	11,231	11,505	11,505
Capitalized direct construction compensation costs	1,552	1,451	4,603	4,363	4,363

(1) Includes property acquisition related expenses of $1,487 for the nine months ended September 30, 2015.
(2) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $201 and $567 at pro rata share for the three and nine months ended September 30, 2015, respectively.
(3) NOI includes straight-line rents and above- and below-market rent amortization, net.
(4) Includes a non-recurring charge related to pre-IPO compensation programs of $9,875 for the nine months ended September 30, 2015.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 11

SAME PROPERTY NOI ANALYSIS & RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/15	9/30/14	Change	9/30/15	9/30/14	Change
Same Property NOI Analysis
Number of properties	516	516	—	516	516	—
Percent billed	90.8%	90.8%	0.0%	90.8%	90.8%	0.0%
Percent leased	92.5%	92.7%	(0.2%)	92.5%	92.7%	(0.2%)

Revenues
Rental income	$229,401	$222,984		$682,262	$664,374
Expense reimbursements	64,931	63,268		200,030	197,074
Percentage rents	1,533	1,570		5,075	4,611
	295,865	287,822	2.8%	887,367	866,059	2.5%
Operating expenses
Operating costs	(29,179)	(29,001)		(94,952)	(95,435)
Real estate taxes	(45,205)	(44,160)		(133,195)	(131,881)
Provision for doubtful accounts	(1,927)	(2,775)		(6,845)	(8,628)
	(76,311)	(75,936)	0.5%	(234,992)	(235,944)	(0.4%)
Same property NOI	$219,554	$211,886	3.6%	$652,375	$630,115	3.5%

Same property NOI excluding redevelopments (1)	$217,858	$210,297	3.6%	$641,721	$620,310	3.5%

NOI margin (2)	74.2%	73.6%	0.8%	73.5%	72.8%	1.0%
Expense recovery ratio	87.3%	86.5%	0.9%	87.7%	86.7%	1.1%

Percent contribution to same property NOI growth:
	Change	Percent Change		Change	Percent Change
Rent growth	$6,417	3.0%		$17,888	2.8%
Net recoveries	440	0.2%		2,125	0.3%
Other revenues	(37)	0.0%		464	0.1%
Provision for doubtful accounts	848	0.4%		1,783	0.3%
		3.6%			3.5%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Net income attributable to common stockholders	$53,773	$27,030		$138,308	$65,904
Adjustments:
Revenue adjustments (3)	(17,050)	(18,277)		(52,044)	(54,206)
Depreciation and amortization	102,439	111,104		315,424	333,924
Impairment of real estate assets	—	—		807	—
General and administrative	22,030	19,624		73,030	59,221
Total other expense	58,493	66,121		176,017	206,558
Equity in income of unconsolidated joint ventures	(133)	(112)		(358)	(248)
Gain on disposition of investments in unconsolidated joint ventures	—	—		—	(1,820)
Pro rata share of same property NOI of unconsolidated joint ventures	201	185		567	547
Income from discontinued operations	—	(41)		—	(19,307)
Net income attributable to non-controlling interests	1,046	6,834		2,814	40,998
Non-same property NOI	(1,245)	(582)		(2,190)	(1,456)

Same property NOI	$219,554	$211,886		$652,375	$630,115

Impact of redevelopments	(1,696)	(1,589)		(10,654)	(9,805)

Same property NOI excluding redevelopments (1)	$217,858	$210,297		$641,721	$620,310

(1) Excludes one redevelopment property for the three months ended September 30, 2015 and September 30, 2014 and three redevelopment properties for the nine months ended September 30,
2015 and September 30, 2014.
(2) NOI excludes straight-line rents and above- and below-market rent amortization, net.
(3) Includes adjustments for lease settlement income, straight-line rents, above- and below-market rent amortization, net and fee income from managed properties and unconsolidated joint ventures.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 12

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months	Nine Months
	Ended 9/30/15	Ended 9/30/15

Leasing related:
Anchor space repositioning and redevelopment	$32,931	$77,815
Tenant improvements	5,054	41,982
External leasing commissions	1,047	5,521
	39,032	125,318

Maintenance capital expenditures	6,309	15,331
	$45,341	$140,649

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 13

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars in thousands

		9/30/15	12/31/14
Debt:
Revolving credit facility		$20,000	$519,475
Term loans		2,100,000	2,100,000
Unsecured notes		1,218,453	243,453
Secured mortgages		2,615,067	3,116,882
Total principal debt		5,953,520	5,979,810
Add: Net unamortized premium		40,911	63,187
Less: Deferred financing fees		(25,095)	(20,489)
Total debt		5,969,336	6,022,508
Less: cash, cash equivalents and restricted cash		(90,746)	(113,759)
Net debt		5,878,590	5,908,749

Equity:
Stockholders' equity		2,874,891	2,903,710
Non-controlling interests		56,796	76,593
Total equity		2,931,687	2,980,303
Total capitalization		$8,810,277	$8,889,052

Outstanding classes of stock and partnership units:
Common shares outstanding		298,489	296,552
Exchangeable OP Units held by non-controlling interests		5,798	7,695
		304,287	304,247

Liquidity:
Cash and cash equivalents and restricted cash		$90,746	$113,759
Available under unsecured credit facility		1,230,000	730,525
		$1,320,746	$844,284

Ratios:
Principal debt to total market capitalization (1)		45.5%	44.2%
Principal debt to total assets, before depreciation (consolidated portfolio only)		52.6%	53.1%
Secured principal debt to total assets, before depreciation		23.1%	27.7%
Net principal debt to adjusted EBITDA (GAAP)		6.8x	6.9x
Net principal debt to adjusted EBITDA (cash)		7.3x	7.5x
Unencumbered assets to unsecured debt		1.9x	2.0x
Interest coverage (adjusted EBITDA / interest expense)		3.5x	3.3x
Debt service coverage (adjusted EBITDA / (interest expense + scheduled principal payments))		3.1x	3.0x
Fixed charge coverage (adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))		3.1x	3.0x

		9/30/15
Percentage of total debt:
Fixed		89.6%
Floating		10.4%
Unencumbered summary:
Percent of properties		55.6%
Percent of NOI		56.0%
Weighted average maturity (years):
Fixed		4.02
Floating		3.41
Total		3.95

Credit Ratings:

Fitch Ratings	BBB-
Moody's Investors Service	Baa3
Standard & Poor's Ratings Services	BBB-

(1) Market capitalization based on the September 30, 2015 closing stock price of $23.48.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 14

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations

	Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Interest Rate on Scheduled Maturities
	2015		$8,142	$—	$8,142	—
	2016		22,458	1,235,404	1,257,862	5.58%
	2017		21,842	347,817	369,659	6.15%
	2018		19,476	1,500,000	1,519,476	2.24%
	2019		20,126	600,000	620,126	1.65%
	2020		15,212	751,365	766,577	6.17%
	2021		—	186,225	186,225	6.24%
	2022		—	500,000	500,000	3.88%
	2023+		—	725,453	725,453	3.94%
	Total Debt Maturities (1)		$107,256	$5,846,264	$5,953,520	4.10%

			Net unamortized discount on notes		(4,834)
			Net unamortized premiums on mortgages		45,745
			Deferred financing costs		(25,095)
			Debt obligations, net		$5,969,336

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (2)		Variable Rate Unsecured Credit Facility / Fixed Rate Unsecured Credit Facility (2)
Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Interest Rate on Scheduled Maturities	Scheduled Maturities	Weighted Avg Interest Rate on Scheduled Maturities	Scheduled Maturities	Weighted Avg Interest Rate on Scheduled Maturities
2015	$8,142	$—	—	$—	—	$—	—
2016	22,458	1,235,404	5.48%	—	—	—	—
2017	21,842	327,817	6.02%	—	—	20,000	1.65%
2018	19,476	—	—	—	—	1,500,000	2.24%
2019	20,126	—	—	—	—	600,000	1.65%
2020	15,212	751,365	6.04%	—	—	—	—
2021	—	186,225	6.24%	—	—	—	—
2022	—	—	—	500,000	3.88%	—	—
2023+	—	7,000	4.40%	718,453	3.94%	—	—
Total Debt Maturities	$107,256	$2,507,811	5.67%	$1,218,453	3.91%	$2,120,000	2.07%

(1) Excludes unconsolidated joint venture debt obligations of $2,894 at pro rata share.
(2) No scheduled amortization until maturity dates.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 15

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
REIT 4 LP 169	—	22	$150,236	5.62%	1/1/16	2.52%
South Plaza Shopping Center	California-Lexington Park, MD	1	14,927	5.42%	1/11/16	0.25%
REIT 5 LP 240	—	12	216,961	5.63%	2/1/16	3.64%
Chicopee Marketplace	Springfield, MA	1	17,415	5.97%	6/1/16	0.29%
Cobblestone Village	Miami-Fort Lauderdale-West Palm Beach, FL	1	9,994	5.97%	6/1/16	0.17%
Springdale	Mobile, AL	1	36,907	5.97%	6/1/16	0.62%
Wilkes-Barre Township Marketplace	Scranton--Wilkes-Barre--Hazleton, PA	1	10,613	5.97%	6/1/16	0.18%
Fashion Square	Jacksonville, FL	1	7,517	5.97%	6/1/16	0.13%
REIT 7 LP 86	—	7	86,000	6.32%	8/1/16	1.45%
REIT 16 LP 220	—	14	220,936	5.39%	11/1/16	3.71%
REIT 14 LP 226	—	15	226,109	5.44%	12/1/16	3.80%
REIT 15 LP 233	—	15	233,977	5.44%	12/9/16	3.93%
Dublin Village	Dublin, GA	1	6,243	5.78%	12/11/16	0.11%
Conyers Plaza I *	Atlanta-Sandy Springs-Roswell, GA	1	10,800	5.77%	1/1/17	0.18%
Freshwater - Stateline Plaza	Hartford-West Hartford-East Hartford, CT	1	17,765	8.00%	2/1/17	0.30%
Greensboro Village	Nashville-Davidson--Murfreesboro--Franklin, TN	1	8,805	5.52%	2/11/17	0.15%
LP - JPM 300	—	18	289,883	6.38%	9/1/17	4.87%
Whitaker Square	Winston-Salem, NC	1	9,053	6.32%	12/1/17	0.15%
Christmas Tree Plaza	New Haven-Milford, CT	1	3,010	7.89%	5/11/18	0.05%
LP - JPM CMBS	—	72	454,763	6.27%	8/1/20	7.64%
Monroe ShopRite Plaza	New York-Newark-Jersey City, NY-NJ-PA	1	8,361	6.50%	8/1/20	0.14%
Bethel Park Shopping Center	Pittsburgh, PA	1	9,716	6.50%	8/1/20	0.16%
Ivyridge	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	13,553	6.50%	8/1/20	0.23%
Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	48,316	6.50%	8/1/20	0.81%
Inland (Brixmor/IA, LLC) - Pool A	—	9	100,379	5.91%	12/6/20	1.69%
Inland (Brixmor/IA, LLC) - Pool B	—	8	91,936	5.91%	12/6/20	1.54%
Inland (Brixmor/IA, LLC) - Pool C	—	7	98,621	5.91%	12/31/20	1.66%
REIT 20 LP 51 A	—	4	47,633	6.24%	1/6/21	0.80%
REIT 20 LP 45 B	—	4	42,826	6.24%	1/6/21	0.72%
REIT 20 LP 42 C	—	5	40,036	6.24%	1/6/21	0.67%
REIT 20 LP 37 D	—	3	34,573	6.24%	1/6/21	0.58%
REIT 20 LP 43 E	—	4	40,203	6.24%	1/6/21	0.68%
Larchmont Centre	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	7,000	4.40%	3/1/24	0.12%
TOTAL FIXED RATE SECURED MORTGAGES			2,615,067			43.92%

Unsecured Credit Facility
Term Loan Facility (1)	—	—	$1,500,000	2.24%	7/31/18	25.20%
TOTAL FIXED RATE UNSECURED CREDIT FACILITY			1,500,000			25.20%

Unsecured Notes
3.88%, 2022 Brixmor OP Notes	—	—	$500,000	3.88%	8/15/22	8.40%
3.85%, 2025 Brixmor OP Notes	—	—	700,000	3.85%	2/28/25	11.76%
7.97%, 2026 Brixmor LLC Notes	—	—	694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes	—	—	6,100	7.65%	11/2/26	0.10%
7.68%, 2026 Brixmor LLC Notes I	—	—	748	7.68%	11/2/26	0.01%
6.90%, 2028 Brixmor LLC Notes I	—	—	2,222	6.90%	2/15/28	0.04%

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 16

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness
6.90%, 2028 Brixmor LLC Notes II	—	—	5,486	6.90%	2/15/28	0.09%
7.50%, 2029 Brixmor LLC Notes	—	—	3,203	7.50%	7/30/29	0.05%
TOTAL FIXED RATE UNSECURED NOTES			1,218,453			20.47%

TOTAL FIXED RATE DEBT			$5,333,520			89.59%

VARIABLE RATE DEBT:
Unsecured Credit Facility
Revolving Credit Facility - L+140bps	—	—	$20,000	1.65%	7/31/17	0.34%
Term Loan Facility - L+140bps	—	—	600,000	1.65%	3/18/19	10.08%
	TOTAL VARIABLE RATE UNSECURED CREDIT FACILITY		620,000			10.41%

TOTAL VARIABLE RATE DEBT			$620,000			10.41%

TOTAL DEBT OBLIGATIONS			$5,953,520			100.00%

		Net unamortized discount on notes	(4,834)
		Net unamortized premiums on mortgages	45,745
		Deferred financing costs	(25,095)
		DEBT OBLIGATIONS, NET	$5,969,336

* Indicates property is part of a larger shopping center.
(1) Term loan facility has been swapped from 1 month Libor to fixed at a combined rate of 0.844% (spread of 140bps).

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 17

UNSECURED OP NOTES COVENANT DISCLOSURE
Unaudited, dollars in thousands

Covenants	As of 9/30/15

I. Aggregate debt test	< 65%	53.5%
Total Debt	5,969,336
Total Assets	11,154,135

II. Secured debt test	< 40%	23.8%
Total Secured Debt	2,658,376
Total Assets	11,154,135

III. Unencumbered asset ratio	> 150%	190.1%
Total Unencumbered Assets	6,294,386
Unsecured Debt	3,310,960

IV. Debt service test	> 1.5x	3.6x
Consolidated EBITDA	861,694
Annual Debt Service Charge	241,962

Definitions for unsecured notes covenants:

Debt:	Debt means, with respect to any person, any:
• indebtedness of such person in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments,
• indebtedness secured by any Lien on any property or asset owned by such person, but only to the extent of the lesser of (a) the amount of indebtedness so secured and (b) the fair market value (determined in good faith by the Operating Partnership) of the property subject to such Lien,
• reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable, or
• any lease of property by such person as lessee which is required to be reflected on such person’s balance sheet as a capitalized lease in accordance with GAAP;
in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liabilities on such person’s balance sheet in accordance with GAAP; provided, however, that the term “Debt” will (1) include, to the extent not otherwise included, any non-contingent obligation of such person to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Debt of the types referred to above of another person, other than obligations to be liable for the Debt of another person solely as a result of non-recourse carveouts (it being understood that Debt shall be deemed to be incurred by such person whenever such person shall create, assume, guarantee or otherwise become liable in respect thereof) and (2) exclude any such indebtedness (or obligation referenced in clause (1) above)
that has been the subject of an “in substance” defeasance in accordance with GAAP and Intercompany Indebtedness that is subordinate in right of payment to the notes (or an obligation to be liable for, or to pay, Intercompany Indebtedness that is subordinate in right of payment to the notes).

Total Assets:	The sum of, without duplication: (i) Undepreciated Real Estate Assets and (ii) all other assets (excluding accounts receivable and non-real estate intangibles)
of Brixmor OP and its Subsidiaries, all determined on a consolidated basis in accordance with GAAP.

Total Unencumbered Assets:	The sum of, without duplication: (i) those Undepreciated Real Estate Assets which are not subject to a Lien securing Debt; and (ii) all other assets (excluding accounts receivable and non-real estate intangibles) of us and our Subsidiaries not subject to a Lien securing Debt, all determined on a consolidated basis in accordance with GAAP; provided, however, that, in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Debt for purposes of the covenant set forth above in “Certain Covenants—Maintenance of Total Unencumbered Assets,” all investments in unconsolidated limited partnerships, unconsolidated limited liability companies and other unconsolidated entities shall be excluded from Total Unencumbered Assets.

Unsecured Debt:	Debt of Brixmor OP or any of its Subsidiaries which is not secured by a Lien on any property or assets of Brixmor OP or any of its Subsidiaries.

Consolidated EBITDA:	For any period means Consolidated Net Income of Brixmor OP and its Subsidiaries for such period, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense on Debt; (ii) provision for taxes based on income; (iii) amortization of debt discount, premium and deferred financing costs; (iv) the income or expense attributable to transactions involving derivative instruments that do not qualify for hedge accounting in accordance with GAAP; (v) impairment losses and gains on sales or other dispositions of properties and other investments;
(vi) depreciation and amortization; (vii) net amount of extraordinary items or non-recurring items, as may be determined by us in good faith;
(viii) amortization of deferred charges; (ix) gains or losses on early extinguishment of debt; and (x) noncontrolling interests; all determined on a consolidated basis in accordance with GAAP.

Annual Debt Service Charge:	For any period, the interest expense of Brixmor OP and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

Note: For full detailed descriptions of the OP Unsecured Notes Covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the
Securities and Exchange Commission on January 15, 2015.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 18

UNSECURED CREDIT FACILITY COVENANT DISCLOSURE
Unaudited, dollars in thousands

	Covenants	As of 9/30/15

I. Leverage ratio	< 60%	44.6%
Total Outstanding Indebtedness		5,956,413
Balance Sheet Cash		93,918
Total Asset Value		13,147,857

II. Secured leverage ratio	< 40%	19.2%
Total Secured Indebtedness		2,617,960
Balance Sheet Cash		93,918
Total Asset Value		13,147,857

III. Unsecured leverage ratio	< 60%	44.7%
Total Unsecured Indebtedness		3,338,453
Unrestricted Cash		41,154
Unencumbered Asset Value		7,376,574

IV. Fixed charge coverage ratio	> 1.5x	3.2x
Total Net Operating Income		916,662
Capital Expenditure Reserve		13,046
Fixed Charges		284,540

Definitions for line of credit covenants:

Total Outstanding Indebtedness:
Total Indebtedness including capital leases, financing liabilities, redeemable non-controlling interests, letters of credit, guarantee obligations, and the Company's applicable share of joint venture Indebtedness.

Balance Sheet Cash:	Cash and cash equivalents, Restricted cash, and certain Marketable securities.

Total Asset Value:
An amount equal to the sum of the following for the Company and the Company's applicable share of its joint ventures: (i) Net Operating Income from Stabilized Projects for the most recent six months annualized divided by 7.00%, (ii) the amount of Management Fees received by the Company for the most recent six months annualized divided by 7.00%, (iii) Acquisition Assets valued at the higher of their capitalization value (Net Operating Income for the most recent six months annualized divided by 7.00%) or acquisition cost, (iv) undepreciated Book Value of Land, (v) undepreciated Book Value of Assets Under Development, (vi) undepreciated Book Value of Non-Stabilized Projects, (vii) value of Mezzanine Debt Investments, (viii) value of all First Mortgage Receivables. The aggregate contributions to Total Asset Value from items (v), (vi), and (vii) above shall not exceed 35% of Total Asset Value.

Total Secured Indebtedness:	All indebtedness that is secured by a lien on any asset.
Total Unsecured Indebtedness:	All Indebtedness that is not Secured Indebtedness.

Unrestricted Cash:	Cash and cash equivalents, and certain marketable securities but excluding restricted cash.

Unencumbered Asset Value:	Total Asset Value from Unencumbered Assets.

Unencumbered Assets:
Any acquisition asset, land, operating property and any asset under development located in the Unites States which, as of any date of determination is not subject to any liens, claims, or restrictions on transferability or assignability of any kind other than (i) permitted encumbrances or liens in favor of the administrative agent and (ii) customary restrictions on transferability that result in a change of control or that trigger a right of first offer or right of first refusal.

Total Net Operating Income:
For the Company and the Company's applicable share of its joint ventures, as determined in accordance with GAAP, an amount equal to (i) the aggregate rental income and other revenues from the operation of all real estate assets, including from straight-lined rent and amortization of above- and below-market leases minus (ii) all expenses and other charges incurred in connection with the operation of such real estate assets but excluding the payment of or provision for debt service charges, income taxes, capital expenses, depreciation, amortization and other non-cash expenses.

Fixed Charges:
For any period, the sum of (i) total interest expense, (ii) all scheduled principal payments due on account of total outstanding indebtedness (excluding balloon payments) and (iii) all dividends payable on account of preferred stock or preferred operating partnership units of the borrower or any other person in the consolidated group.

Capital Expenditure Reserve:	For any Operating Property, an amount equal to (i) $0.15 multiplied by (ii) the number of square feet of such Operating Property.

Note: For full detailed descriptions of the Credit Facility Covenant calculations and definitions of capitalized terms please refer to the Revolving Credit and Term Loan Agreement, dated as of July 16, 2013 filed as Exhibit 10.6 to Amendment No. 1 to Form S-11, filed with the Securities and Exchange Commission on August 23, 2013.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 19

RECONCILIATION OF GAAP STATEMENTS OF OPERATIONS TO PRO FORMA
STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Nine Months Ended 9/30/14
	Actual Results	Adjustments (1)	Pro Forma
Revenues
Rental income	$717,975	$—	$717,975
Expense reimbursements	197,730	—	197,730
Other revenues	6,290	—	6,290
Total revenues	921,995	—	921,995

Operating expenses
Operating costs	95,556	—	95,556
Real estate taxes	132,592	—	132,592
Depreciation and amortization	333,924	—	333,924
Provision for doubtful accounts	8,617	—	8,617
General and administrative	59,221	—	59,221
Total operating expenses	629,910	—	629,910

Other income (expense)
Dividends and interest	436	—	436
Interest expense	(199,464)	—	(199,464)
Gain on sale of real estate assets	378	—	378
Loss on extinguishment of debt, net	(2,573)	—	(2,573)
Other	(5,335)	—	(5,335)
Total other expense	(206,558)	—	(206,558)

Income before equity in income of unconsolidated joint ventures	85,527	—	85,527
Equity in income of unconsolidated joint ventures	248	68	316
Gain on disposition of investments in unconsolidated joint ventures	1,820	(1,820)	—
Income from continuing operations	87,595	(1,752)	85,843

Discontinued operations
Income from discontinued operations	4,881	(4,787)	94
Gain on disposition of operating properties	14,426	(14,426)	—
Income from discontinued operations	19,307	(19,213)	94

Net income	106,902	(20,965)	85,937
Net income attributable to non-controlling interests	(40,998)	21,015	(19,983)
Net income attributable to common stockholders	$65,904	$50	$65,954

Per common share:
Income from continuing operations:
Basic	$0.28	$—	$0.28
Diluted	$0.28	$—	$0.28
Net income attributable to common stockholders:
Basic	$0.28	$—	$0.28
Diluted	$0.28	$—	$0.28
Weighted average number of vested common shares:
Basic	233,781	—	233,781
Diluted	234,920	—	234,920

(1) Reflects the impact associated with the distribution of 36 of the Excluded Properties during the first quarter of 2014. The pro forma adjustments assume that the distribution of the properties was completed as of January 1, 2014.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 20

TRANSACTION SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2015

ACQUISITIONS
Dollars in thousands

Property Name	Property Type (1)	MSA	Purchase Date	Purchase Amount	Cap- Rate	GLA	Percent Leased	ABR/ SF	Major Tenants

Three Months Ended June 30, 2015
Retail Building at Bardin Place Center	B	Dallas-Fort Worth-Arlington, TX	6/10/15	$9,258	6.8%	96,127	100.0%	$6.75	Hobby Lobby
Webster Square Shopping Center	S	Boston-Cambridge-Newton, MA-NH	6/30/15	31,950	6.6%	182,756	97.9%	29.55	Marshalls, Star Market
Larchmont Centre	S	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6/30/15	18,000	6.8%	103,787	92.3%	12.47	ShopRite
				$59,208	6.7%	382,670

		TOTAL - NINE MONTHS ENDED 9/30/15		$59,208	6.7%	382,670

(1) B - Building, S - Shopping Center.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 22

DISPOSITIONS
Dollars in thousands

Property Name	Property Type (1)	MSA	Sale Date	Sale Amount	Gain / (loss)		Cap- Rate	GLA / Acres	Percent Leased	ABR/ SF

Three Months Ended March 31, 2015
Parkwest Crossing	S	Durham-Chapel Hill, NC	1/30/15	$10,250	$(807)		7.2%	85,602	94.9%	$10.03
				10,250	(807)		7.2%	85,602

Three Months Ended June 30, 2015
Portfolio Sale				$32,349	$9,224		7.3%
Brenham Four Corners	S	Brenham, TX	4/27/15	—	—	—	—	114,571	100.0%	$8.27
Davenport Retail Center	S	Davenport-Moline-Rock Island, IA-IL	6/16/15	—	—	—	—	62,588	100.0%	11.50
BJ's Plaza	S	Portland-South Portland, ME	6/16/15	—	—	—	—	104,233	100.0%	7.70
Outparcels at Midway Market Square	O	Cleveland-Elyria, OH	6/16/15	—	—	—	—	7,922	100.0%	—
				32,349	9,224		7.3%	289,314

		TOTAL - NINE MONTHS ENDED 9/30/15		$42,599	$8,417		7.2%	374,916

(1) S - Shopping Center, O - Outparcels.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 23

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2015

Joint venture, Montecito Marketplace is included at 100%

PORTFOLIO OVERVIEW

		As of:
		9/30/15	6/30/15	3/31/15	12/31/14	9/30/14

Number of properties		519	519	520	521	522
GLA		86,696,827	86,602,682	86,547,975	86,828,506	86,769,179
Percent leased		92.6%	92.5%	92.4%	92.8%	92.7%
TOTAL ≥ 10,000 SF		96.2%	96.2%	96.3%	97.1%	97.0%
TOTAL < 10,000 SF		84.0%	83.6%	83.2%	82.6%	82.6%
Percent billed		90.9%	90.3%	90.3%	91.3%	90.8%
ABR		$939,293,390	$929,956,921	$919,517,500	$915,619,305	$910,849,214
ABR/SF		$12.68	$12.31	$12.19	$12.14	$12.10
Percent grocery anchored		72%	71%	70%	71%	70%
Percent community shopping centers		63%	63%	63%	63%	63%
Percent neighborhood shopping centers		37%	37%	37%	37%	37%

PORTFOLIO BY UNIT SIZE AS OF 9/30/15
	Number of Units	GLA	Percent Leased	Percent Billed	Percent of Vacant GLA	ABR	ABR/SF
≥ 35,000 SF	583	36,225,091	98.3%	97.2%	9.3%	$278,260,922	$9.12
20,000 – 34,999 SF	552	14,506,241	95.1%	93.2%	11.1%	131,487,134	9.64
10,000 - 19,999 SF	757	10,268,606	90.0%	87.9%	16.0%	112,957,782	12.57
5,000 - 9,999 SF	1,374	9,437,944	86.2%	84.5%	20.2%	123,355,347	15.76
< 5,000 SF	8,532	16,258,945	82.8%	80.3%	43.4%	293,232,204	22.37
TOTAL	11,798	86,696,827	92.6%	90.9%	100.0%	$939,293,390	$12.68

TOTAL ≥ 10,000 SF	1,892	60,999,938	96.2%	94.7%	36.4%	$522,705,838	$9.84
TOTAL < 10,000 SF	9,906	25,696,889	84.0%	81.9%	63.6%	416,587,552	19.90

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 25

TOP FORTY RETAILERS RANKED BY ABR

	Retailer	Owned Leases	GLA	Percent of Portfolio GLA	ABR	Percent of Portfolio ABR

1	The Kroger Co. (1)	68	4,366,884	5.0%	$30,241,684	3.2%
2	The TJX Companies, Inc. (2)	91	2,907,531	3.4%	29,591,058	3.2%
3	Dollar Tree Stores, Inc. (3)	169	1,875,513	2.2%	18,145,037	1.9%
4	Wal-Mart Stores, Inc. (4)	29	3,548,000	4.1%	16,910,532	1.8%
5	Publix Super Markets, Inc. (5)	39	1,801,416	2.1%	16,658,007	1.8%
6	Ahold USA, Inc. (6)	22	1,314,212	1.5%	14,663,586	1.6%
7	Albertsons Companies, Inc. (7)	23	1,278,405	1.5%	14,208,376	1.5%
8	Burlington Stores, Inc.	19	1,389,971	1.6%	10,560,978	1.1%
9	Sears Holdings Corporation (8)	23	2,135,926	2.5%	9,326,212	1.0%
10	PetSmart, Inc.	30	652,714	0.8%	9,302,581	1.0%
	TOP 10 RETAILERS	513	21,270,572	24.5%	169,608,050	18.1%

11	Bed Bath & Beyond Inc. (9)	30	737,711	0.9%	9,248,103	1.0%
12	Ross Stores, Inc. (10)	30	844,474	1.0%	9,103,541	1.0%
13	Office Depot, Inc. (11)	36	806,743	0.9%	8,885,025	0.9%
14	Best Buy Co., Inc.	16	660,392	0.8%	8,832,072	0.9%
15	Big Lots, Inc.	45	1,448,043	1.7%	8,688,768	0.9%
16	Kohl's Corporation	12	1,002,715	1.2%	7,330,353	0.8%
17	PETCO Animal Supplies, Inc. (12)	34	453,435	0.5%	7,058,746	0.8%
18	Staples, Inc.	28	600,331	0.7%	6,956,075	0.7%
19	DICK'S Sporting Goods, Inc. (13)	13	542,121	0.6%	6,948,044	0.7%
20	Hobby Lobby Stores, Inc.	17	1,039,742	1.2%	6,711,166	0.7%
	TOP 20 RETAILERS	774	29,406,279	33.9%	249,369,945	26.5%

21	Party City Corporation	34	464,341	0.5%	6,535,104	0.7%
22	L.A. Fitness International, LLC	10	427,095	0.5%	6,385,224	0.7%
23	Ascena Retail Group, Inc. (14)	55	339,597	0.4%	6,055,851	0.6%
24	Michaels Stores, Inc.	26	570,345	0.7%	5,961,789	0.6%
25	Southeastern Grocers (15)	16	746,898	0.9%	5,759,219	0.6%
26	The Home Depot, Inc.	8	799,388	0.9%	5,755,311	0.6%
27	Giant Eagle, Inc.	7	555,560	0.6%	5,155,366	0.5%
28	CVS Health	25	329,568	0.4%	5,142,613	0.5%
29	Walgreen Co.	21	300,253	0.3%	4,890,391	0.5%
30	H.E. Butt Grocery Company (16)	8	401,380	0.5%	4,671,167	0.5%
31	Gap, Inc. (17)	16	257,085	0.3%	4,204,363	0.4%
32	Barnes & Noble, Inc.	11	248,673	0.3%	4,196,769	0.4%
33	Payless ShoeSource	68	209,847	0.2%	4,163,193	0.4%
34	Jo-Ann Stores, Inc.	22	422,528	0.5%	4,131,846	0.4%
35	Sally Beauty Holdings, Inc.	116	194,975	0.2%	4,109,304	0.4%
36	Wakefern Food Corporation (18)	7	354,575	0.4%	4,064,206	0.4%
37	Beall's, Inc. (19)	27	586,945	0.7%	4,048,458	0.4%
38	JPMorgan Chase & Co.	30	108,604	0.1%	4,041,502	0.4%
39	ULTA Beauty	17	194,478	0.2%	3,888,876	0.4%
40	Toys"R"Us, Inc. (20)	11	410,868	0.5%	3,875,599	0.4%
	TOTAL TOP 40 RETAILERS	1,309	37,329,282	43.1%	$346,406,097	36.9%

(1) Includes Kroger (54), Harris Teeter (3), King Soopers (3), Ralphs (3), Smith's (2),		(7) Includes Vons (4), Albertsons (4), Acme (3), Randalls (3), Tom Thumb (3),			(14) Includes dressbarn (23), Catherines (11), Lane Bryant (8), Justice (7),
Dillons (1), Food 4 Less (1) and Pay Less (1).		Dominick's (2), Shaw's (2), Jewel-Osco (1) and $.99 Only Store (1).			maurices (5) and Ann Taylor (1).
(2) Includes T.J. Maxx (49), Marshalls (34) and HomeGoods (8).		(8) Includes Kmart (20), Sears (2) and Sears Outlet (1).			(15) Includes Winn-Dixie (9), BI-LO (4) and Harveys (3).
(3) Includes Dollar Tree (128), Family Dollar (37), Deals (3) and Dollar Stop (1).		(9) Includes Bed Bath & Beyond (17), Harmon Face Values (6), Christmas Tree			(16) Includes H-E-B (7) and Central Market (1).
(4) Includes Supercenters (14), Discount Stores (9), Walmart Neighborhood		Shops (4), World Market (2) and buybuy BABY (1).			(17) Includes Old Navy (12), GAP Factory (2), GAP (1) and Banana
Market (5) and Sam's Club (1).		(10) Includes Ross Dress for Less (29) and dd's Discounts (1).			Republic Factory (1).
(5) Includes Publix (38) and Publix Sabor (1).		(11) Includes Office Depot (20) and OfficeMax (16).			(18) Includes ShopRite (4) and PriceRite (3).
(6) Includes Giant Food (9), Super Stop & Shop (7), Martin's Food Markets (2),		(12) Includes PETCO (33) and Unleashed (1).			(19) Includes Beall's Outlet (14), Burke's Outlet (9), Burke's (2),
ShopRite (1), Stop & Shop (1), McCaffrey's (1) and Tops (1).		(13) Includes DICK'S Sporting Goods (10) and Golf Galaxy (3).			and Beall's Department Store (2).
					(20) Includes Babies"R"Us (7) and Toys"R"Us (4)

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 26

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands except per square foot amounts
					Tenant Improvements PSF (1)	Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR/SF				Leases	GLA	New ABR/SF	Old ABR/SF	Rent Growth (2)
TOTAL - ALL LEASES
Three months ended 9/30/15	474	3,333,715	$42,937	$12.88	$5.82	$0.76	6.0	401	3,037,387	$12.49	$10.84	15.2%
Three months ended 6/30/15	505	3,355,591	41,924	12.49	5.05	0.93	5.5	389	2,995,769	12.12	10.44	16.1%
Three months ended 3/31/15	485	2,790,404	38,137	13.67	5.47	0.71	5.8	385	2,391,199	13.53	11.90	13.7%
Three months ended 12/31/14	466	3,107,911	40,064	12.89	5.57	1.09	6.3	365	2,635,743	13.05	11.46	13.9%
TOTAL - TTM	1,930	12,587,621	$163,063	$12.95	$5.48	$0.88	5.9	1,540	11,060,098	$12.75	$11.11	14.8%

NEW LEASES
Three months ended 9/30/15	126	600,829	$9,821	$16.35	$24.71	$4.14	8.5	53	304,501	$15.81	$10.61	49.0%
Three months ended 6/30/15	206	856,542	13,614	15.89	18.54	3.59	7.4	90	496,720	16.08	10.69	50.4%
Three months ended 3/31/15	169	801,983	12,388	15.45	17.40	2.42	9.2	69	402,778	16.37	11.74	39.4%
Three months ended 12/31/14	177	995,012	13,381	13.45	16.31	3.26	8.1	76	522,844	14.77	10.43	41.6%
TOTAL - TTM	678	3,254,366	$49,204	$15.12	$18.72	$3.30	8.3	288	1,726,843	$15.70	$10.84	44.8%

	RENEWAL & OPTION LEASES
Three months ended 9/30/15	348	2,732,886	$33,116	$12.12	$1.67	$0.02	5.4	348	2,732,886	$12.12	$10.87	11.5%
Three months ended 6/30/15	299	2,499,049	28,310	11.33	0.42	0.02	4.9	299	2,499,049	11.33	10.39	9.1%
Three months ended 3/31/15	316	1,988,421	25,749	12.95	0.66	0.02	4.5	316	1,988,421	12.95	11.93	8.6%
Three months ended 12/31/14	289	2,112,899	26,684	12.63	0.52	0.07	5.4	289	2,112,899	12.63	11.71	7.8%
TOTAL - TTM	1,252	9,333,255	$113,858	$12.20	$0.86	$0.03	5.1	1,252	9,333,255	$12.20	$11.16	9.3%

RENT GROWTH BY TENANT SIZE								LEASES BY ANCHOR AND SMALL SHOP - THREE MONTHS ENDED 9/30/15
	Three Months Ended								% of Leases	% of GLA	% of ABR	New ABR/SF
TOTAL - ALL LEASES	9/30/15	6/30/15	3/31/15	12/31/14				Anchor Leases (≥ 10,000 SF)
≥ 35,000 SF	15.5%	22.9%	10.9%	16.3%				Total - All leases	15%	67%	49%	$9.35
20,000 – 34,999 SF	17.0%	4.2%	8.9%	16.1%				New leases	9%	46%	37%	13.07
10,000 - 19,999 SF	13.0%	20.8%	17.5%	14.6%				Renewal leases	17%	72%	52%	8.82
5,000 - 9,999 SF	13.1%	14.8%	17.9%	12.7%
< 5,000 SF	15.2%	16.8%	14.4%	11.2%				Small Shop Leases (< 10,000 SF)
TOTAL	15.2%	16.1%	13.7%	13.9%				Total - All leases	85%	33%	51%	$20.18
TOTAL ≥ 10,000 SF	15.7%	15.8%	12.0%	15.9%				New leases	91%	54%	63%	19.14
TOTAL < 10,000 SF	14.6%	16.3%	15.3%	11.5%				Renewal leases	83%	28%	48%	20.63

(1) Excludes Landlord Costs.
(2) Cash.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 27

NEW LEASE NET EFFECTIVE RENT

	Twelve Months Ended	Three Months Ended
	9/30/15	9/30/15	6/30/15	3/31/15	12/31/14
NEW LEASES
Weighted average over lease term:
Base rent	$15.90	$17.42	$16.84	$15.97	$14.12
TI/TA allowance	(2.32)	(2.83)	(2.33)	(2.09)	(2.20)
Landlord work	(0.37)	(0.26)	(0.28)	(0.43)	(0.45)
Third party leasing commissions	(0.39)	(0.46)	(0.43)	(0.29)	(0.40)
Rent concessions	—	—	—	—	—
EQUIVALENT NET EFFECTIVE RENT	$12.82	$13.87	$13.80	$13.16	$11.07
Net effective rent / base rent	81%	80%	82%	82%	78%
Weighted average term (years)	8.3	8.5	7.4	9.2	8.1

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	37%	36%	31%	37%	45%
< 10,000 SF	63%	64%	69%	63%	55%

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 28

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name	MSA	Description
IN PROCESS ANCHOR SPACE REPOSITIONINGS
1	Glendale Galleria	Phoenix-Mesa-Scottsdale, AZ	Remerchandise former Smashing Buys with a 37K SF LA Fitness
2	California Oaks Center	Riverside-San Bernardino-Ontario, CA	Remerchandise former Ralphs with a 19K SF Barons Market
3	Metro 580	San Francisco-Oakland-Hayward, CA	Remerchandise former Borders with a 23K SF Party City
4	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Marshalls and former OfficeMax with a 31K SF Stein Mart and a 24K SF buybuy BABY
5	Stratford Square	Bridgeport-Stamford-Norwalk, CT	Reconfigure former movie theatre with a 49K SF LA Fitness
6	The Manchester Collection	Hartford-West Hartford-East Hartford, CT	Combination of former Office Depot and adjacent anchor vacancy for a 39K SF The Edge Fitness Clubs
7	North Haven Crossing	New Haven-Milford, CT	Remerchandise former Staples with an 8K SF Five Below and a 6K SF Lumber Liquidators
8	Cobblestone Village	Jacksonville, FL	Remerchandise former vacancy with a 15K SF Party City
9	Park Shore Plaza	Naples-Immokalee-Marco Island, FL	Remerchandise former Kmart with a 60K SF Burlington Stores, a 19K SF Party City and an additional 16K SF junior anchor and a 5K SF small shop space
10	Wilmington Island	Savannah, GA	Reconfigure junior anchor and small shop space to accommodate expansion of existing Kroger to 75K SF prototype store and addition of Kroger fuel center
11	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Downsize existing 27K SF Petco to 14K SF to accommodate a 13K SF Chuck E. Cheese’s
12	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Addition of a 9K SF Five Below in former Kmart, in conjuntion with previous remerchandising with Ross Dress for Less and Party City
13	The Commons of Crystal Lake	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Marshalls and Toys R Us with a 58K SF Burlington Stores
14	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Hollywood Palms Cinema with a 50K SF Star Cinema Grill
15	Speedway Super Center	Indianapolis-Carmel-Anderson, IN	Remerchandise former Party City with a 17K SF Oak Street Health center
16	Westlane Shopping Center	Indianapolis-Carmel-Anderson, IN	Remerchandise former Marsh Supermarket with a 17K SF Save-A-Lot and a 12K SF Citi Trends
17	Points West Plaza	Boston-Cambridge-Newton, MA-NH	Combination of two adjacent small shop vacancies for a 15K SF Citi Trends and remerchandise former Pay/Half with an 11K SF L&M Bargain
18	Perkins Farm Marketplace	Worcester, MA-CT	Remerchandise anchor vacancy with a 13K SF Citi Trends and an additional anchor
19	Southfield Plaza	Detroit-Warren-Dearborn, MI	Addition of a 22K SF Party City in addition to existing Planet Fitness to complete remerchandise of former Farmer Jack
20	Delta Center	Lansing-East Lansing, MI	Remerchandise former Party City USA with expansion of existing Men's Wearhouse to a new 10K SF DXL Destination XL
21	Marketplace @ 42	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise former Rainbow Foods with a 32K SF Fresh Thyme Farmers Market and a 21K SF junior anchor
22	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise former Bally's Total Fitness with a 26K SF FLEX Academy
23	Ellisville Square	St. Louis, MO-IL	Remerchandise former Kmart with a 40K SF Sports Authority, a 19K SF Michaels, a 16K SF Party City and a 4K SF outparcel
24	Galleria Commons	Las Vegas-Henderson-Paradise, NV	Remerchandise former Pacific Sales with a 13K SF Tuesday Morning and a 10K SF Kirkland's
25	Willow Springs Plaza	Manchester-Nashua, NH	Remerchandise former Namco Pools with a 33K SF New Hampshire Liquor and Wine Outlet
26	Hamilton Plaza-Kmart Plaza	Trenton, NJ	Reconfigure former Acme with a 19K SF Planet Fitness and a 13K SF Hibachi Grill
27	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Rite Aid with an 18K SF A.C. Moore
28	Erie Canal Centre	Syracuse, NY	Remerchandise former Kmart with a 50K SF Dick's Sporting Goods, an additional 34K SF junior anchor, a 7K SF small shop space and a 6K SF outparcel
29	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former OfficeMax with relocation and expansion of existing Michaels to 20K SF
30	McMullen Creek Market	Charlotte-Concord-Gastonia, NC-SC	Reconfigure 25K SF Staples and adjacent vacant junior anchor with a 45K SF Walmart Neighborhood Market and relocate existing 6K SF Lebo's Footwear to enable rightsizing of Staples to 13K SF
31	Crown Point	Columbus, OH	Remerchandise former Lombard's Furniture and adjacent small shop vacancy with a 21K SF Planet Fitness
32	Bethel Park Shopping Center	Pittsburgh, PA	Utilize three small shop spaces to accomodate Giant Eagle expansion
33	The Commons at Wolfcreek	Memphis, TN-MS-AR	Remerchandise former OfficeMax with a 15K SF DSW and a 9K SF Five Below
34	Oakwood Commons	Nashville-Davidson--Murfreesboro--Franklin, TN	Rightsize existing Goody's to 24K SF and remerchandise remaining space with a 10K SF Dollar Tree
35	Parmer Crossing	Austin-Round Rock, TX	Remerchandise former RoomStore with a 29K SF Mega Furniture and a 27K SF junior anchor
36	Bardin Place Center	Dallas-Fort Worth-Arlington, TX	Reconfigure former Sports Authority and adjacent small shop space with an 86K SF WinCo Foods
37	Preston Ridge	Dallas-Fort Worth-Arlington, TX	Remerchandise former Gatti-Town Pizza with a 29K SF Saks OFF Fifth
38	Webb Royal Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former grocer with a 35K SF El Rio Grande Latin Market

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 29

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name		MSA			Description
COMPLETED ANCHOR SPACE REPOSITIONINGS - NINE MONTHS ENDED 9/30/15
1	Marketplace at Wycliffe		Miami-Fort Lauderdale-West Palm Beach, FL			Remerchandise former Winn-Dixie with a 45K SF Walmart Neighborhood Market
2	Pointe Orlando		Orlando-Kissimmee-Sanford, FL			Addition of a 7K SF Blue Martini Lounge, a 6K SF RA Sushi and a 3K SF Minus 5 Ice Bar
3	Panama City Square		Panama City, FL			Remerchandise former Michaels with a 28K SF Harbor Freight Tools
4	Mansell Crossing		Atlanta-Sandy Springs-Roswell, GA			Remerchandise former OfficeMax with a 24K SF REI
5	Northeast Plaza		Atlanta-Sandy Springs-Roswell, GA			Remerchandise former G-Mart International Foods with a 56K SF City Farmers Market grocer
6	The Village at Mableton		Atlanta-Sandy Springs-Roswell, GA			Remerchandise former Shoppes at Mableton with a 30K SF Ollie's Bargain Outlet
7	Westview Center		Chicago-Naperville-Elgin, IL-IN-WI			Relocation and expansion of existing Dollar Tree to 17K SF and rightsizing of Premiere Furniture to 12K SF to accommodate a 22K SF Sears Home Outlet
8	Karam Shopping Center		Lafayette, LA			Remerchandise former Conn's with a 21K SF dd's Discount (Ross Dress for Less)
9	West Ridge		Detroit-Warren-Dearborn, MI			Remerchandise former Tile Shop with a 25K SF Bed Bath & Beyond and relocation of existing Party City to 25K SF prototype
10	The Commons at Chancellor Park		Charlotte-Concord-Gastonia, NC-SC			Remerchandise former Hobby Lobby with a 61K SF Gabe's
11	Florence Plaza - Florence Square		Cincinnati, OH-KY-IN			Remerchandise former Kroger (Kroger previously relocated within center) with a 44K SF Burlington Stores
12	Harpers Station		Cincinnati, OH-KY-IN			Remerchandise former Bova furniture with a 29K SF Fresh Thyme Farmers Market (Meijer) and combination of adjacent small shop vacancies for an 8K SF Pet Supplies Plus
13	Collegetown Shopping Center		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD			Reconfigure former Acme with a 42K SF LA Fitness and an additional 5K SF of retail space
14	Town Plaza		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD			Addition of a 20K SF Tractor Supply Co. in remainder of former Ames space
15	Festival Centre		Charleston-North Charleston, SC			Remerchandise former Hamrick's with a 40K SF Sears Outlet
16	Kingston Overlook		Knoxville, TN			Remerchandise former American Signature Home with a 53K SF Sears Home Outlet
17	Watson Glen Shopping Center		Nashville-Davidson--Murfreesboro--Franklin, TN			Remerchandise former Kmart with an 86K SF At Home (Garden Ridge)
18	Williamson Square		Nashville-Davidson--Murfreesboro--Franklin, TN			Remerchandise former grocer with a 29K SF SkyZone and a 17K SF Planet Fitness
19	Ridgeview Centre		Wise, VA			Remerchandise former Kmart with a 29K SF Ollie's Bargain Outlet
20	Mequon Pavilions		Milwaukee-Waukesha-West Allis, WI			Combination of four adjacent small shop spaces for a 25K SF Marshalls and relocation of existing 5K SF Men's Wearhouse and 3K SF Fitness Together

2015 Anchor Space Repositionings:
		Number of Projects	Expected Total Project Costs	Costs to Date	NOI Yield
	In Process	38	$96,536	$46,976	13.8%
	Completed	20	53,035	53,035	15.3%
	TOTAL	58	$149,571	$100,011	14.3%

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 30

REDEVELOPMENT & OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

					Construction		Expected
				Percent	Stabilization	Percent	Total	Costs	NOI
	Property Name	MSA	Project Description	Leased	Quarter	Complete	Project Cost	to Date	Yield

OUTPARCEL DEVELOPMENTS:
IN PROCESS OUTPARCEL DEVELOPMENTS

1	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Reconfigure former freestanding Barnes & Noble with a 3K SF Habit Burger Grill, a 3K SF Pacific Fish Grill and two additional small shop retailers	97.6%	Dec-15	17%	$2,561	$440	11.1%
2	Applegate Ranch Shopping Center	Merced, CA	Construction of a 5K SF Applebee's Neighborhood Grill & Bar outparcel	96.7%	Dec-15	19%	702	134	10.6%
3	Wadsworth Crossings	Cleveland-Elyria, OH	Construction of a 4K SF Mattress Firm outparcel	99.3%	Dec-15	64%	1,664	1,060	11.5%
4	Park Hills Plaza	Altoona, PA	Construction of a 4K SF Red Robin outparcel	84.4%	Dec-15	89%	253	225	23.7%
5	Mira Mesa Mall	San Diego-Carlsbad, CA	Construction of a 3K SF Habit Burger Grill outparcel	97.0%	Mar-16	10%	1,038	105	20.7%
6	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Construction of a 3K SF Popeyes Louisiana Kitchen outparcel	88.2%	Mar-16	0%	560	0	14.9%
7	Arbor - Broadway Faire	Fresno, CA	Reconfigure former outparcel building for a 6K SF Buffalo Wild Wings	98.3%	Jun-16	13%	282	37	61.3%
8	Westgate	Dublin, GA	Construction of a 2K SF Dunkin' Donuts / Baskin-Robbins	94.0%	Jun-16	10%	329	32	16.8%
9	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure 8K SF space with a 3K SF Blaze Pizza, a 3K SF Noodles & Company and 2K SF of additional retail space	70.2%	Sep-16	6%	2,882	168	13.5%
10	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Construction of a 13K SF CVS drive-thru pharmacy outparcel	100.0%	Dec-16	15%	3,831	588	11.8%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$14,102	$2,789	14.0%

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 31

LEASE EXPIRATION SCHEDULE

	TOTAL PORTFOLIO					SPACES > 10,000 SF					SPACES < 10,000 SF
	Number of		Percent of		Percent	Number of		Percent of		Percent	Number of		Percent of		Percent
	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR
ASSUMES NO EXERCISE OF RENEWAL OPTIONS AND NO BASE RENT ESCALATIONS OVER LEASE TERM
Month to Month	697	1,950,368	2.4%	$12.31	2.6%	25	740,475	1.3%	$7.28	1.0%	672	1,209,893	5.6%	$15.39	4.5%
2015	223	976,621	1.2%	12.13	1.3%	23	469,523	0.8%	6.30	0.6%	200	507,098	2.3%	17.52	2.1%
2016	1,754	9,900,100	12.3%	11.67	12.3%	191	6,441,991	11.0%	8.01	9.9%	1,563	3,458,109	16.0%	18.49	15.3%
2017	1,675	10,673,916	13.3%	12.25	13.9%	234	7,101,312	12.1%	8.78	11.9%	1,441	3,572,604	16.5%	19.14	16.4%
2018	1,608	10,017,349	12.5%	12.47	13.3%	213	6,612,888	11.3%	8.93	11.3%	1,395	3,404,461	15.8%	19.33	15.8%
2019	1,304	10,215,431	12.7%	11.56	12.6%	217	7,259,800	12.4%	8.55	11.9%	1,087	2,955,631	13.7%	18.96	13.4%
2020	1,087	10,314,144	12.9%	11.07	12.2%	228	7,970,055	13.6%	8.51	13.0%	859	2,344,089	10.9%	19.78	11.1%
2021	405	5,301,614	6.6%	11.12	6.3%	139	4,372,675	7.5%	9.42	7.9%	266	928,939	4.3%	19.10	4.3%
2022	271	3,718,049	4.6%	10.89	4.3%	87	3,054,450	5.2%	8.57	5.0%	184	663,599	3.1%	21.57	3.4%
2023	273	3,671,105	4.6%	10.23	4.0%	94	2,992,153	5.1%	8.07	4.6%	179	678,952	3.1%	19.75	3.2%
2024+	860	13,508,575	16.8%	12.07	17.4%	321	11,637,584	19.8%	10.31	22.9%	539	1,870,991	8.7%	23.04	10.3%

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS AND ANY BASE RENT ESCALATIONS OVER LEASE TERM (1)
Month to Month	697	1,950,368	2.4%	$12.98	2.1%	25	740,475	1.3%	$8.46	0.8%	672	1,209,893	5.6%	$15.75	4.1%
2015	166	579,675	0.7%	14.03	0.7%	14	207,808	0.4%	7.59	0.2%	152	371,867	1.7%	17.63	1.4%
2016	1,228	3,615,470	4.5%	14.40	4.3%	61	1,440,006	2.5%	7.43	1.4%	1,167	2,175,464	10.1%	19.02	8.9%
2017	1,062	3,457,473	4.3%	15.21	4.3%	55	1,193,411	2.0%	8.80	1.4%	1,007	2,264,062	10.5%	18.60	9.1%
2018	981	2,832,232	3.5%	16.28	3.8%	49	1,019,380	1.7%	10.27	1.4%	932	1,812,852	8.4%	19.65	7.7%
2019	753	2,848,570	3.5%	14.55	3.4%	52	1,202,558	2.1%	8.88	1.4%	701	1,646,012	7.6%	18.70	6.6%
2020	652	2,833,076	3.5%	14.18	3.3%	50	1,380,969	2.4%	8.83	1.6%	602	1,452,107	6.7%	19.27	6.0%
2021	409	1,879,541	2.3%	15.37	2.4%	38	815,750	1.4%	10.33	1.1%	371	1,063,791	4.9%	19.23	4.4%
2022	402	1,953,482	2.4%	16.15	2.6%	45	930,983	1.6%	9.86	1.2%	357	1,022,499	4.7%	21.88	4.8%
2023	437	2,229,076	2.8%	15.83	2.9%	47	1,033,173	1.8%	9.77	1.3%	390	1,195,903	5.5%	21.06	5.4%
2024+	3,370	56,068,309	69.9%	15.20	70.2%	1,336	48,688,393	83.0%	13.57	88.0%	2,034	7,379,916	34.2%	25.94	41.4%

LEASE RETENTION RATE
			By Count	By GLA
Twelve Months Ended 9/30/15			78.1%	83.5%

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR/SF includes ground leases.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2013 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,631,566	94.7%	92.6%	$63,206	$19.28	5.8%	4.2%	6.7%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,685,121	98.8%	97.4%	28,621	18.98	1.7%	1.9%	3.0%
3	Chicago-Naperville-Elgin, IL-IN-WI	16	4,026,608	91.3%	90.1%	45,030	13.49	3.1%	4.6%	4.8%
4	Dallas-Fort Worth-Arlington, TX	16	3,076,010	93.2%	92.8%	41,170	14.60	3.1%	3.5%	4.4%
5	Houston-The Woodlands-Sugar Land, TX	37	4,625,996	93.6%	93.4%	47,715	11.47	7.1%	5.3%	5.1%
6	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	29	4,391,759	94.5%	93.9%	56,789	15.33	5.6%	5.1%	6.0%
7	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	96.0%	95.6%	4,691	10.83	0.6%	0.5%	0.5%
8	Miami-Fort Lauderdale-West Palm Beach, FL	10	1,681,268	90.5%	88.8%	20,132	13.78	1.9%	1.9%	2.1%
9	Atlanta-Sandy Springs-Roswell, GA	25	3,663,047	91.2%	90.7%	34,656	10.68	4.8%	4.2%	3.7%
10	Boston-Cambridge-Newton, MA-NH	6	719,035	87.3%	86.9%	7,553	12.32	1.2%	0.8%	0.8%
	Top 10 Largest US MSAs by Population	181	27,951,670	93.2%	92.3%	349,563	14.23	34.9%	32.2%	37.2%

11	San Francisco-Oakland-Hayward, CA	2	476,983	99.5%	94.4%	9,322	24.63	0.4%	0.6%	1.0%
12	Phoenix-Mesa-Scottsdale, AZ	1	119,525	70.1%	33.7%	1,011	12.07	0.2%	0.1%	0.1%
13	Riverside-San Bernardino-Ontario, CA	4	537,795	95.7%	95.1%	6,707	13.12	0.8%	0.6%	0.7%
14	Detroit-Warren-Dearborn, MI	9	1,599,938	93.3%	91.3%	16,657	12.02	1.7%	1.8%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,182,982	92.7%	91.6%	12,925	12.55	1.5%	1.4%	1.4%
17	San Diego-Carlsbad, CA	2	507,514	97.6%	96.6%	9,241	19.26	0.4%	0.6%	1.0%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,386,787	94.6%	92.9%	27,272	13.09	2.9%	2.8%	2.9%
19	St. Louis, MO-IL	4	658,025	84.2%	81.4%	5,019	9.82	0.8%	0.8%	0.5%
20	Baltimore-Columbia-Towson, MD	1	218,862	100.0%	100.0%	2,654	12.13	0.2%	0.3%	0.3%
	Top 20 Largest US MSAs by Population	227	35,640,081	93.3%	92.1%	440,370	14.09	43.7%	41.1%	46.9%

21	Denver-Aurora-Lakewood, CO	5	1,199,699	94.2%	91.3%	14,175	12.61	1.0%	1.4%	1.5%
22	Charlotte-Concord-Gastonia, NC-SC	6	1,707,550	89.6%	87.2%	13,933	9.99	1.2%	2.0%	1.5%
23	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,475	8.21	0.2%	0.2%	0.2%
24	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
25	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
26	Orlando-Kissimmee-Sanford, FL	7	1,016,285	93.9%	89.0%	15,854	16.97	1.3%	1.2%	1.7%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	95.6%	95.6%	1,957	19.75	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,924,332	97.2%	93.7%	20,845	14.06	1.3%	2.2%	2.2%
29	Kansas City, MO-KS	4	602,466	91.5%	91.2%	4,254	7.85	0.8%	0.7%	0.5%
30	Las Vegas-Henderson-Paradise, NV	3	609,661	91.7%	90.1%	7,938	14.20	0.6%	0.7%	0.8%
31	Cleveland-Elyria, OH	7	1,446,201	93.6%	92.8%	14,757	11.68	1.3%	1.7%	1.6%
32	Columbus, OH	4	449,488	88.1%	88.1%	3,870	10.36	0.8%	0.5%	0.4%
33	Indianapolis-Carmel-Anderson, IN	4	881,418	82.6%	78.1%	6,302	8.69	0.8%	1.0%	0.7%
34	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
35	Austin-Round Rock, TX	1	168,112	83.7%	62.9%	1,553	11.04	0.2%	0.2%	0.2%
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,279,678	93.8%	90.9%	12,632	10.62	1.3%	1.5%	1.3%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,245	93.4%	91.9%	3,443	18.10	0.4%	0.2%	0.4%
38	Providence-Warwick, RI-MA	1	148,126	100.0%	100.0%	1,584	10.69	0.2%	0.2%	0.2%
39	Milwaukee-Waukesha-West Allis, WI	4	710,335	91.1%	90.9%	6,565	10.15	0.8%	0.8%	0.7%
40	Jacksonville, FL	5	827,528	82.0%	78.3%	8,264	12.27	1.0%	1.0%	0.9%
41	Memphis, TN-MS-AR	1	658,778	90.1%	86.1%	7,412	12.71	0.2%	0.8%	0.8%
42	Oklahoma City, OK	0	—	—	—	—	—	—	—	—

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2013 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
43	Louisville/Jefferson County, KY-IN	4	685,704	89.7%	89.3%	6,424	10.77	0.8%	0.8%	0.7%
44	Richmond, VA	2	215,897	77.0%	77.0%	2,460	14.80	0.4%	0.2%	0.3%
45	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
46	Raleigh, NC	2	291,027	94.1%	94.1%	3,466	12.76	0.4%	0.3%	0.4%
47	Hartford-West Hartford-East Hartford, CT	4	890,443	95.1%	89.5%	11,775	16.58	0.8%	1.0%	1.3%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	1	95,544	97.1%	94.6%	1,348	14.92	0.2%	0.1%	0.1%
	Top 50 Largest US MSAs by Population	310	51,956,372	92.8%	91.1%	612,658	13.52	59.7%	59.9%	65.2%

	MSAs Ranked 51 - 100 by Population	68	11,809,779	91.4%	88.9%	117,677	12.13	13.1%	13.6%	12.5%

	Other MSAs	141	22,930,676	92.7%	91.5%	208,958	10.98	27.2%	26.4%	22.2%

TOTAL		519	86,696,827	92.6%	90.9%	$939,293	$12.68	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 34

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,631,566	94.7%	92.6%	$63,206	$19.28	5.8%	4.2%	6.7%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6	29	4,391,759	94.5%	93.9%	56,789	15.33	5.6%	5.1%	6.0%
3	Houston-The Woodlands-Sugar Land, TX	5	37	4,625,996	93.6%	93.4%	47,715	11.47	7.1%	5.3%	5.1%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	4,026,608	91.3%	90.1%	45,030	13.49	3.1%	4.6%	4.8%
5	Dallas-Fort Worth-Arlington, TX	4	16	3,076,010	93.2%	92.8%	41,170	14.60	3.1%	3.5%	4.4%
6	Atlanta-Sandy Springs-Roswell, GA	9	25	3,663,047	91.2%	90.7%	34,656	10.68	4.8%	4.2%	3.7%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,685,121	98.8%	97.4%	28,621	18.98	1.7%	1.9%	3.0%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,386,787	94.6%	92.9%	27,272	13.09	2.9%	2.8%	2.9%
9	Cincinnati, OH-KY-IN	28	7	1,924,332	97.2%	93.7%	20,845	14.06	1.3%	2.2%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	8	10	1,681,268	90.5%	88.8%	20,132	13.78	1.9%	1.9%	2.1%
	10 Largest MSAs by ABR	—	194	31,092,494	93.6%	92.5%	385,436	14.23	37.4%	35.9%	41.0%

11	Detroit-Warren-Dearborn, MI	14	9	1,599,938	93.3%	91.3%	16,657	12.02	1.7%	1.8%	1.8%
12	Orlando-Kissimmee-Sanford, FL	26	7	1,016,285	93.9%	89.0%	15,854	16.97	1.3%	1.2%	1.7%
13	Cleveland-Elyria, OH	31	7	1,446,201	93.6%	92.8%	14,757	11.68	1.3%	1.7%	1.6%
14	Denver-Aurora-Lakewood, CO	21	5	1,199,699	94.2%	91.3%	14,175	12.61	1.0%	1.4%	1.5%
15	Charlotte-Concord-Gastonia, NC-SC	22	6	1,707,550	89.6%	87.2%	13,933	9.99	1.2%	2.0%	1.5%
16	Allentown-Bethlehem-Easton, PA-NJ	69	5	1,298,479	98.4%	98.1%	13,828	13.74	1.0%	1.5%	1.5%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,182,982	92.7%	91.6%	12,925	12.55	1.5%	1.4%	1.4%
18	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,279,678	93.8%	90.9%	12,632	10.62	1.3%	1.5%	1.3%
19	Hartford-West Hartford-East Hartford, CT	47	4	890,443	95.1%	89.5%	11,775	16.58	0.8%	1.0%	1.3%
20	Oxnard-Thousand Oaks-Ventura, CA	66	3	677,512	97.9%	97.9%	10,631	16.26	0.6%	0.8%	1.1%
	20 Largest MSAs by ABR	—	255	43,391,261	93.7%	92.3%	522,603	13.84	49.1%	50.0%	55.6%

21	Naples-Immokalee-Marco Island, FL	148	4	761,709	95.8%	87.4%	10,441	14.51	0.8%	0.9%	1.1%
22	Binghamton, NY	188	4	751,207	99.1%	99.1%	9,852	13.24	0.8%	0.9%	1.0%
23	San Francisco-Oakland-Hayward, CA	11	2	476,983	99.5%	94.4%	9,322	24.63	0.4%	0.6%	1.0%
24	San Diego-Carlsbad, CA	17	2	507,514	97.6%	96.6%	9,241	19.26	0.4%	0.6%	1.0%
25	Jacksonville, FL	40	5	827,528	82.0%	78.3%	8,264	12.27	1.0%	1.0%	0.9%
26	Las Vegas-Henderson-Paradise, NV	30	3	609,661	91.7%	90.1%	7,938	14.20	0.6%	0.7%	0.8%
27	Vallejo-Fairfield, CA	122	1	495,239	96.7%	95.2%	7,812	16.38	0.2%	0.6%	0.8%
28	Boston-Cambridge-Newton, MA-NH	10	6	719,035	87.3%	86.9%	7,553	12.32	1.2%	0.8%	0.8%
29	New Haven-Milford, CT	64	6	572,225	92.1%	91.4%	7,546	14.34	1.2%	0.7%	0.8%
30	Fresno, CA	56	2	436,334	98.4%	96.5%	7,419	17.29	0.4%	0.5%	0.8%
31	Memphis, TN-MS-AR	41	1	658,778	90.1%	86.1%	7,412	12.71	0.2%	0.8%	0.8%
32	Norwich-New London, CT	172	2	433,532	98.9%	98.6%	7,173	16.73	0.4%	0.5%	0.8%
33	Port St. Lucie, FL	115	5	628,830	78.8%	78.0%	6,935	13.99	1.0%	0.7%	0.7%
34	Riverside-San Bernardino-Ontario, CA	13	4	537,795	95.7%	95.1%	6,707	13.12	0.8%	0.6%	0.7%
35	Milwaukee-Waukesha-West Allis, WI	39	4	710,335	91.1%	90.9%	6,565	10.15	0.8%	0.8%	0.7%
36	Louisville/Jefferson County, KY-IN	43	4	685,704	89.7%	89.3%	6,424	10.77	0.8%	0.8%	0.7%
37	Indianapolis-Carmel-Anderson, IN	33	4	881,418	82.6%	78.1%	6,302	8.69	0.8%	1.0%	0.7%
38	Worcester, MA-CT	58	4	589,104	82.5%	79.8%	6,258	14.94	0.8%	0.7%	0.7%
39	Scranton--Wilkes-Barre--Hazleton, PA	96	2	610,539	98.9%	98.9%	5,352	19.85	0.4%	0.7%	0.6%
40	Springfield, MA	88	3	450,657	96.9%	96.9%	5,166	13.96	0.6%	0.5%	0.5%

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 35

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
41	Dayton, OH	71	3	532,562	96.7%	96.2%	5,026	12.00	0.6%	0.6%	0.5%
42	St. Louis, MO-IL	19	4	658,025	84.2%	81.4%	5,019	9.82	0.8%	0.8%	0.5%
43	Winston-Salem, NC	83	3	438,898	92.1%	91.9%	4,923	12.58	0.6%	0.5%	0.5%
44	Wilmington, NC	174	2	379,107	89.8%	89.8%	4,917	14.60	0.4%	0.4%	0.5%
45	Greensboro-High Point, NC	74	1	406,768	100.0%	98.1%	4,900	14.08	0.2%	0.5%	0.5%
46	College Station-Bryan, TX	189	4	491,763	91.8%	90.2%	4,850	15.67	0.8%	0.6%	0.5%
47	Corpus Christi, TX	113	4	565,070	86.7%	84.3%	4,785	11.87	0.8%	0.7%	0.5%
48	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	3	451,260	96.0%	95.6%	4,691	10.83	0.6%	0.5%	0.5%
49	North Port-Sarasota-Bradenton, FL	73	4	556,862	91.3%	91.3%	4,678	9.28	0.8%	0.6%	0.5%
50	Ann Arbor, MI	147	3	663,535	97.3%	97.3%	4,580	9.29	0.6%	0.8%	0.5%
	50 Largest MSAs by ABR	—	354	60,879,238	93.1%	91.6%	720,653	13.71	68.2%	70.2%	76.7%

51	Manchester-Nashua, NH	131	2	348,189	98.0%	88.5%	4,268	20.20	0.4%	0.4%	0.5%
52	Kansas City, MO-KS	29	4	602,466	91.5%	91.2%	4,254	7.85	0.8%	0.7%	0.5%
53	Pittsfield, MA	315	1	442,354	100.0%	100.0%	3,907	20.08	0.2%	0.5%	0.4%
54	Jackson, MS	93	3	406,316	95.0%	73.7%	3,872	10.43	0.6%	0.5%	0.4%
55	Columbus, OH	32	4	449,488	88.1%	88.1%	3,870	10.36	0.8%	0.5%	0.4%
56	Mobile, AL	127	1	606,731	90.2%	90.2%	3,654	9.85	0.2%	0.7%	0.4%
57	Roanoke, VA	159	4	522,010	88.5%	88.5%	3,572	8.86	0.8%	0.6%	0.4%
58	Boulder, CO	160	1	278,730	74.7%	74.7%	3,523	16.92	0.2%	0.3%	0.4%
59	Charleston-North Charleston, SC	76	3	556,809	78.7%	78.3%	3,521	8.22	0.6%	0.6%	0.4%
60	Panama City, FL	223	2	397,512	97.8%	97.8%	3,485	8.96	0.4%	0.5%	0.4%
61	Raleigh, NC	46	2	291,027	94.1%	94.1%	3,466	12.76	0.4%	0.3%	0.4%
62	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,245	93.4%	91.9%	3,443	18.10	0.4%	0.2%	0.4%
63	Greenville-Anderson-Mauldin, SC	63	2	220,723	98.9%	96.9%	3,338	15.29	0.4%	0.3%	0.4%
64	Bakersfield, CA	62	1	240,328	99.9%	97.4%	3,279	13.90	0.2%	0.3%	0.3%
65	Spartanburg, SC	152	1	357,051	85.1%	85.1%	3,258	11.31	0.2%	0.4%	0.3%
66	Atlantic City-Hammonton, NJ	170	1	179,199	97.9%	94.7%	3,219	18.36	0.2%	0.2%	0.3%
67	Saginaw, MI	222	2	466,381	79.9%	79.1%	3,109	10.87	0.4%	0.5%	0.3%
68	Lexington-Fayette, KY	107	2	414,960	97.5%	97.5%	2,939	7.27	0.4%	0.5%	0.3%
69	Greenville, NC	237	1	233,153	96.8%	96.8%	2,938	13.02	0.2%	0.3%	0.3%
70	Elkhart-Goshen, IN	217	2	445,534	97.1%	97.1%	2,887	8.93	0.4%	0.5%	0.3%
71	Hilton Head Island-Bluffton-Beaufort, SC	216	2	227,761	93.3%	92.6%	2,857	13.44	0.4%	0.3%	0.3%
72	Toledo, OH	91	2	609,066	74.8%	74.5%	2,835	8.11	0.4%	0.7%	0.3%
73	Odessa, TX	268	1	365,559	100.0%	100.0%	2,765	12.10	0.2%	0.4%	0.3%
74	Savannah, GA	142	2	224,201	94.2%	78.9%	2,763	13.26	0.4%	0.3%	0.3%
75	Traverse City, MI	286	1	412,755	97.6%	96.9%	2,706	27.35	0.2%	0.5%	0.3%
76	Tullahoma-Manchester, TN	378	3	433,744	94.2%	94.2%	2,706	6.62	0.6%	0.5%	0.3%
77	Des Moines-West Des Moines, IA	89	2	507,008	89.5%	82.1%	2,657	5.86	0.4%	0.6%	0.3%
78	Baltimore-Columbia-Towson, MD	20	1	218,862	100.0%	100.0%	2,654	12.13	0.2%	0.3%	0.3%
79	Lafayette, LA	108	3	433,329	94.5%	93.9%	2,569	6.27	0.6%	0.5%	0.3%
80	Blacksburg-Christiansburg-Radford, VA	231	1	180,220	99.4%	99.4%	2,561	14.54	0.2%	0.2%	0.3%
81	Lancaster, PA	102	3	236,006	98.3%	98.3%	2,539	10.94	0.6%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 36

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
82	Fort Wayne, IN	123	2	254,102	81.9%	79.9%	2,461	13.80	0.4%	0.3%	0.3%
83	Richmond, VA	44	2	215,897	77.0%	77.0%	2,460	14.80	0.4%	0.2%	0.3%
84	Bridgeport-Stamford-Norwalk, CT	57	1	160,536	87.9%	57.9%	2,449	17.35	0.2%	0.2%	0.3%
85	Chattanooga, TN-GA	99	2	339,426	95.4%	94.4%	2,408	8.07	0.4%	0.4%	0.3%
86	Dover, DE	240	1	191,974	100.0%	100.0%	2,320	12.08	0.2%	0.2%	0.2%
87	Altoona, PA	326	1	278,586	96.4%	94.9%	2,276	8.47	0.2%	0.3%	0.2%
88	Merced, CA	177	1	146,364	96.7%	90.1%	2,238	15.81	0.2%	0.2%	0.2%
89	Corning, NY	386	1	253,335	100.0%	99.0%	2,085	8.23	0.2%	0.3%	0.2%
90	Duluth, MN-WI	164	1	182,969	99.3%	99.3%	2,028	11.15	0.2%	0.2%	0.2%
91	Concord, NH	288	1	182,887	100.0%	100.0%	2,023	11.32	0.2%	0.2%	0.2%
92	York-Hanover, PA	119	1	153,088	100.0%	100.0%	1,977	13.15	0.2%	0.2%	0.2%
93	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	95.6%	95.6%	1,957	19.75	0.2%	0.1%	0.2%
94	Portland-South Portland, ME	104	1	287,513	91.8%	89.4%	1,913	20.04	0.2%	0.3%	0.2%
95	Rutland, VT	529	1	224,514	98.2%	98.2%	1,912	8.67	0.2%	0.3%	0.2%
96	Santa Maria-Santa Barbara, CA	120	1	179,495	96.4%	96.4%	1,906	11.91	0.2%	0.2%	0.2%
97	Springfield, IL	208	2	178,644	93.0%	93.0%	1,872	11.28	0.4%	0.2%	0.2%
98	Trenton, NJ	143	2	205,670	94.4%	87.2%	1,828	9.42	0.4%	0.2%	0.2%
99	Cape Coral-Fort Myers, FL	80	2	130,312	98.9%	97.4%	1,793	13.92	0.4%	0.2%	0.2%
100	Harrisburg-Carlisle, PA	95	1	214,628	89.0%	89.0%	1,774	9.29	0.2%	0.2%	0.2%
	100 Largest MSAs by ABR	—	441	76,275,590	93.0%	91.3%	859,750	13.21	85.0%	88.0%	91.5%

	Other MSAs	—	78	10,421,237	89.6%	87.8%	79,543	8.86	15.0%	12.0%	8.5%

TOTAL		—	519	86,696,827	92.6%	90.9%	$939,293	$12.68	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 37

PROPERTIES BY STATE
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	Alabama	4	984,573	93.0%	92.8%	$6,986	$9.45	0.8%	1.1%	0.7%
2	Arizona	2	288,110	77.3%	60.1%	2,623	11.78	0.4%	0.3%	0.3%
3	California	29	5,784,018	97.9%	96.2%	91,159	17.13	5.6%	6.7%	9.7%
4	Colorado	6	1,478,429	90.5%	88.2%	17,698	13.28	1.2%	1.7%	1.9%
5	Connecticut	15	2,259,192	94.4%	89.9%	30,719	15.46	2.9%	2.6%	3.3%
6	Delaware	1	191,974	100.0%	100.0%	2,320	12.08	0.2%	0.2%	0.2%
7	Florida	58	9,005,219	91.2%	88.8%	104,063	13.12	11.2%	10.4%	11.1%
8	Georgia	37	5,264,565	89.3%	88.3%	45,168	9.82	7.1%	6.1%	4.8%
9	Illinois	24	4,862,471	91.6%	90.6%	51,664	12.58	4.6%	5.6%	5.5%
10	Indiana	12	1,963,426	87.9%	85.6%	15,315	9.67	2.3%	2.3%	1.6%
11	Iowa	4	717,060	89.7%	84.5%	3,990	6.21	0.8%	0.8%	0.4%
12	Kansas	2	367,779	91.4%	90.3%	2,865	11.07	0.4%	0.4%	0.3%
13	Kentucky	12	2,583,516	96.1%	93.9%	21,592	9.27	2.3%	3.0%	2.3%
14	Louisiana	4	612,368	95.5%	95.1%	3,652	6.25	0.8%	0.7%	0.4%
15	Maine	1	287,513	91.8%	89.4%	1,913	20.04	0.2%	0.3%	0.2%
16	Maryland	5	776,424	98.2%	97.9%	9,720	12.81	1.0%	0.9%	1.0%
17	Massachusetts	11	1,885,703	93.5%	92.5%	21,023	15.22	2.1%	2.2%	2.2%
18	Michigan	19	3,700,324	92.2%	90.7%	32,240	11.72	3.7%	4.3%	3.4%
19	Minnesota	10	1,474,437	92.1%	91.3%	15,412	12.07	1.9%	1.7%	1.6%
20	Mississippi	3	406,316	95.0%	73.7%	3,872	10.43	0.6%	0.5%	0.4%
21	Missouri	6	862,775	87.1%	84.9%	6,103	8.73	1.2%	1.0%	0.6%
22	Nevada	3	609,661	91.7%	90.1%	7,938	14.20	0.6%	0.7%	0.8%
23	New Hampshire	5	769,563	88.6%	84.1%	7,605	14.28	1.0%	0.9%	0.8%
24	New Jersey	18	3,083,621	94.5%	92.0%	42,200	15.39	3.5%	3.6%	4.5%
25	New Mexico	2	83,800	100.0%	100.0%	919	10.97	0.4%	0.1%	0.1%
26	New York	33	4,340,537	93.8%	91.7%	64,026	16.37	6.4%	5.0%	6.8%
27	North Carolina	21	4,325,419	90.2%	89.0%	40,032	10.85	4.0%	5.0%	4.3%
28	Ohio	24	4,521,652	91.7%	91.1%	42,675	11.92	4.6%	5.2%	4.5%
29	Oklahoma	1	186,851	100.0%	100.0%	1,765	9.44	0.2%	0.2%	0.2%
30	Pennsylvania	37	6,035,617	95.9%	95.5%	68,333	14.19	7.1%	7.0%	7.3%
31	Rhode Island	1	148,126	100.0%	100.0%	1,584	10.69	0.2%	0.2%	0.2%
32	South Carolina	8	1,362,344	86.1%	85.5%	12,975	11.31	1.5%	1.6%	1.4%
33	Tennessee	16	3,243,085	93.9%	91.8%	29,374	10.11	3.1%	3.7%	3.1%
34	Texas	66	9,546,959	92.8%	92.0%	104,914	12.68	12.7%	11.0%	11.2%
35	Vermont	1	224,514	98.2%	98.2%	1,912	8.67	0.2%	0.3%	0.2%
36	Virginia	11	1,446,496	85.1%	84.9%	13,918	11.92	2.1%	1.7%	1.5%
37	West Virginia	2	251,500	96.9%	96.9%	2,003	8.22	0.4%	0.3%	0.2%
38	Wisconsin	5	760,890	90.2%	90.0%	7,024	10.24	1.0%	0.9%	0.7%

TOTAL		519	86,696,827	92.6%	90.9%	$939,293	$12.68	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 38

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	96.5%	$911	$12.46	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	606,731	90.2%	3,654	9.85	Sam's Club*	Belk, Best Buy, Big Lots, Burlington Stores, Marshalls, Michaels, Staples
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	100.0%	1,598	6.89	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	90.7%	824	12.93	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	2015	119,525	70.1%	1,011	12.07	—	LA Fitness, Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	82.4%	1,612	11.61	Sam's Club*	CareMore, JC Penney Home Store, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	146,364	96.7%	2,238	15.81	SuperTarget*, Walmart Supercenter*	Marshalls, Petco
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	2014	240,328	99.9%	3,279	13.90	Lassens Natural Foods & Vitamins	Burlington Stores, Ross Dress for Less
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	94.4%	1,972	17.09	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,622	87.1%	1,054	17.90	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	174,990	98.5%	3,727	21.63	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	100.0%	1,369	9.26	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	2011	103,695	95.6%	1,957	19.75	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,714	100.0%	1,439	14.58	Vons (Safeway)	Chuze Fitness
15	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	98.3%	3,692	14.37	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres
16	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	2012	179,495	96.4%	1,906	11.91	Vons (Safeway)	Marshalls, Michaels, Staples
17	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	99,315	100.0%	1,140	12.10	Grocery Outlet	Fallas Paredes, Sears Outlet
18	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	2012	283,631	96.0%	4,467	16.73	Albertsons	99¢ Only, Best Buy, CVS, Ross Dress for Less
19	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	2015	125,187	95.7%	1,734	14.95	Baron's Market	—
20	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2012	356,864	98.3%	6,707	19.29	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
21	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,107	10.39	Food 4 Less (Kroger)	Ross Dress for Less, Target
22	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	95.5%	887	5.81	Save Mart	Kmart
23	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2015	176,510	100.0%	2,637	32.56	—	Kohl's, Party City, Sport Chalet	Walmart
24	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2014	300,473	99.2%	6,685	22.47	99 Ranch Market	Golfsmith, Macy's Home Store
25	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,772	97.6%	5,261	20.83	—	Marshalls, Michaels
26	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,044	7.30	—	Big Lots, Target
27	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1997	169,963	100.0%	4,585	26.98	Ralphs (Kroger), Trader Joe's	CVS, Fitness Elite for Women
28	Mira Mesa Mall	San Diego	CA	San Diego-Carlsbad, CA	2003	408,800	97.0%	7,802	20.47	Vons (Safeway)	Bed Bath & Beyond, Kohl's, Marshalls, Mira Mesa Lanes
29	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	2013	164,757	98.5%	3,487	21.49	Smart & Final Extra!	T.J.Maxx	Rite Aid
30	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,771	26.67	Trader Joe's	Big Lots, Petco, Rite Aid
31	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,555	23.90	El Super, Walmart Supercenter	LA Fitness, Marshalls	Target
32	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	99.5%	1,952	10.24	Vons (Safeway)	Big Lots, Heritage Hardware
33	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	95.7%	2,874	14.88	Stater Bros.	Rite Aid, Stein Mart
34	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,750	100.0%	1,020	19.17	Ralphs (Kroger)	—
35	Gateway Plaza - Vallejo	Vallejo	CA	Vallejo-Fairfield, CA	1991	495,239	96.7%	7,812	16.38	Costco*	Bed Bath & Beyond, Century Theatres, Marshalls, Ross Dress for Less, Toys"R"Us	Target
36	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	710	7.46	King Soopers (Kroger)	Arc
37	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	2015	466,363	94.4%	6,053	13.76	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, buybuy BABY, Gordmans, Kohl's, Stein Mart
38	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	97.2%	1,318	7.87	King Soopers (Kroger)	Cinema Latino, Gen-X
39	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	2013	122,139	85.7%	1,410	13.47	Walmart Neighborhood Market	—
40	Superior Marketplace	Superior	CO	Boulder, CO	2004	278,730	74.7%	3,523	16.92	Whole Foods Market, Costco*, SuperTarget*	T.J.Maxx
41	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	2014	337,470	93.9%	4,684	14.78	—	Babies"R"Us, Barnes & Noble, Gordmans, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
42	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	295,647	95.9%	2,445	16.66	Costco	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores, P.C. Richard & Son	The Home Depot
43	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	2012	105,127	98.4%	2,472	23.89	Whole Foods Market	Petco
44	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	100.0%	2,735	13.90	Super Stop & Shop (Ahold)	Kohl's	Walmart
45	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	89.8%	932	14.35	PriceRite (ShopRite)	—
46	Killingly Plaza	Killingly	CT	Worcester, MA-CT	1990	76,960	94.5%	547	7.51	—	Kohl's
47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2015	339,775	91.2%	4,324	13.95	Sam's Club*, Walmart Supercenter*	A.C. Moore, Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, DSW, Hobby Lobby, The Edge Fitness Clubs	Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	623	11.47	—	Dollar Tree, Savers

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 39

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	100.0%	341	13.61	Xpect Discounts	—
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	100.0%	2,534	16.90	Price Chopper	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	2015	104,017	88.4%	1,660	18.05	—	Barnes & Noble, Dollar Tree, DSW, PetSmart
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	98.6%	1,904	14.55	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	2015	160,536	87.9%	2,449	17.35	—	LA Fitness, Marshalls
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	93.5%	1,229	11.46	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,706	87.0%	2,087	13.11	Super Stop & Shop (Ahold)	Dollar Tree, Pretty Woman	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	98.0%	4,437	19.13	—	Babies"R"Us, Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy
57	North Dover Center	Dover	DE	Dover, DE	2013	191,974	100.0%	2,320	12.09	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Apopka Commons	Apopka	FL	Orlando-Kissimmee-Sanford, FL	2010	42,507	81.3%	459	13.29	—	Dollar Tree, Staples	The Home Depot
59	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2013	156,361	96.0%	1,613	10.75	Publix	Sears Outlet
60	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	370,898	97.4%	3,364	15.86	—	Bed Bath & Beyond, Belk, hhgregg, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
61	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	100.0%	1,003	13.31	Publix	—	Target
62	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	2012	300,929	98.7%	6,315	22.39	Costco*, SuperTarget*	hhgregg, Michaels, PetSmart, Ross Dress for Less	Lowe's
63	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	80.7%	2,754	12.85	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness, Rainbow
64	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	71,869	100.0%	1,615	22.47	—	Broward County Library
65	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	97.2%	1,268	7.00	Publix	—
66	Eustis Village	Eustis	FL	Orlando-Kissimmee-Sanford, FL	2002	156,927	96.1%	1,707	11.33	Publix	Bealls Outlet
67	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	97.3%	789	14.77	Publix	—
68	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,616	10.31	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx
69	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	87,240	100.0%	754	8.64	Winn-Dixie (Southeastern Grocers)	CVS, Family Dollar
70	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	2006	334,065	78.6%	2,242	8.54	—	American Signature Furniture, Bealls Outlet, Books-A-Million, Hard Knocks
71	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	63.3%	1,765	25.54	—	Best Buy, David's Bridal
72	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2005	98,191	98.6%	1,256	12.97	Publix Sabor	—
73	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2015	133,520	95.0%	2,079	16.40	Walmart Neighborhood Market	Walgreens
74	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	181,401	94.8%	1,760	10.54	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx
75	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,830	94.5%	2,107	20.30	Publix	—
76	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,478	85.8%	4,285	17.75	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less
77	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	96.3%	2,419	10.26	Winn-Dixie (Southeastern Grocers)	Ross Dress for Less
78	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	1,923	9.08	Publix	—
79	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	200,820	100.0%	3,388	17.16	Publix	Marshalls, Office Depot, PGA TOUR Superstore
80	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2015	239,220	89.0%	3,024	14.64	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City
81	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	95.1%	889	11.52	Publix	Zone Fitness Club
82	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	2012	238,838	97.9%	2,316	10.35	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, YouFit Health Club
83	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,306	79.7%	684	9.72	Sedano's	Family Dollar
84	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	50.4%	393	30.45	—	Miller's Orange Park Ale House, Ruby Tuesday, Samurai Japanese Steakhouse
85	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2014	141,069	99.1%	2,296	16.42	—	Burlington Stores, LA Fitness	Target
86	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	958	12.71	Publix	—
87	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	98.2%	1,123	15.61	—	Office Depot
88	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2015	428,066	90.0%	8,056	22.05	—	Main Event, Regal Cinemas
89	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	722	11.70	Publix	—
90	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	154,964	85.7%	2,394	18.02	—	Goodwill, Martin Memorial, Walgreens
91	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	91.2%	1,087	12.06	Publix	—
92	Panama City Square	Panama City	FL	Panama City, FL	2015	298,685	100.0%	2,398	8.03	Walmart Supercenter	Big Lots, Harbor Freight Tools, Sports Authority, T.J.Maxx
93	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	83.2%	1,091	9.82	—	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom	Hobby Lobby
94	Shopper's Haven Shopping Ctr	Pompano Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1998	206,791	97.5%	2,655	13.58	Winn-Dixie (Southeastern Grocers)	A.C. Moore, Bealls Outlet, Bed Bath & Beyond, Party City, YouFit Health Club
95	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	82.7%	1,802	13.37	Publix	Fortis Institute, Walgreens
96	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,243	81.4%	925	11.92	Winn-Dixie (Southeastern Grocers)	Dollar Tree

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 40

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

97	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,015	95.4%	554	10.19	Winn-Dixie (Southeastern Grocers)	—
98	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	87.4%	609	17.69	SuperTarget*	The Zoo Health Club
99	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	82.4%	1,295	11.10	Publix	Harbor Freight Tools, Walgreens, YouFit Health Club
100	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2011	173,184	100.0%	1,945	11.51	Publix	Big Lots, Crunch Fitness, HomeGoods
101	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,845	73.0%	1,235	12.93	Publix	—
102	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1995	146,579	95.1%	1,094	7.85	—	Burlington Stores, T.J.Maxx
103	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2015	261,081	92.5%	3,111	12.88	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco
104	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	134,324	85.9%	1,646	14.26	Publix	CVS, Dollar Tree
105	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	103,986	82.4%	899	10.49	Publix	Bealls Outlet
106	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.4%	1,334	9.06	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots
107	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	90.7%	957	9.52	Winn-Dixie (Southeastern Grocers)**	Dollar Tree
108	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	85.6%	1,593	8.89	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots, Chuck E. Cheese’s
109	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	58.7%	1,093	12.31	Publix	Family Dollar
110	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	94.2%	1,270	12.25	Patel Brothers	Dollar Tree, LA Fitness	Walmart
111	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	90,558	96.9%	1,380	15.72	Publix	Rarehues
112	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	91.4%	1,115	13.46	—	Deal$, Ross Dress for Less
113	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,203	15.11	Publix	Petco, T.J.Maxx, Ulta
114	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.3%	908	6.98	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx
115	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	80.3%	531	6.02	Publix	Bealls Outlet
116	Governors Town Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	95.9%	1,125	17.09	Publix	—
117	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	542	6.32	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet
118	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	2015	332,364	98.2%	5,008	19.17	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, Sports Authority, T.J.Maxx, Ulta	Toys"R"Us
119	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	83.5%	768	5.56	—	Belk, Roses
120	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	2015	442,200	95.5%	4,320	10.36	City Farmers Market	Atlanta Ballroom Dance Club, dd's Discounts, Goodwill
121	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	69.5%	1,092	7.56	—	Burlington Stores, Dollar Tree
122	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	100.0%	486	7.35	Food Depot	Family Dollar
123	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	87.7%	959	13.84	Publix	—
124	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	76.5%	544	8.55	Kroger	—
125	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	96.5%	1,942	11.75	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, Mattress Firm, PetSmart, Value Village	The Home Depot
126	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	82.6%	665	6.29	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres
127	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	88.2%	952	6.17	Ingles	Kmart
128	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	90.9%	671	10.98	Publix	—
129	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	91.8%	1,131	12.99	Kroger	Anytime Fitness
130	Northside	Dalton	GA	Dalton, GA	2001	73,931	85.2%	501	7.96	Food City	Family Dollar
131	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	94.0%	806	11.02	Publix	—
132	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,494	77.1%	565	15.76	Kroger*	—
133	Dublin Village	Dublin	GA	Dublin, GA	2005	94,920	97.3%	669	7.25	Kroger	—
134	Westgate	Dublin	GA	Dublin, GA	2004	113,138	94.0%	676	6.59	Harveys (Southeastern Grocers)	Bealls Outlet, Big Lots	The Home Depot
135	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	2012	155,172	89.0%	1,431	10.36	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
136	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	85.3%	1,170	8.99	Food Depot	Cinemark, Staples
137	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1994	218,818	100.0%	2,137	9.77	—	Best Buy, Michaels, OfficeMax, PetSmart, Sports Authority, The Furniture Mall
138	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	95.6%	1,222	13.16	Publix	—
139	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	80.9%	1,083	12.64	Publix	—
140	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2015	239,013	81.3%	761	4.05	—	Dollar Tree, Kmart, Ollie's Bargain Outlet
141	North Park	Macon	GA	Macon, GA	2013	216,795	99.0%	1,356	6.32	Kroger	Kmart
142	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	97.8%	516	9.59	—	Marshalls
143	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	77.0%	865	9.94	Kroger	—
144	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	87.9%	1,647	12.15	Kroger	J. Christopher's
145	Perry Marketplace	Perry	GA	Warner Robins, GA	2004	179,973	76.5%	935	6.80	Kroger	Ace Hardware, Bealls Outlet, Goody's
146	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	85.9%	501	8.37	Food Depot	—
147	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	82.2%	274	19.83	Walmart Supercenter*	—

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 41

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

148	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	94.0%	968	9.76	—	PGA TOUR Superstore
149	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	95.4%	1,698	14.85	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
150	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	86.7%	2,474	15.16	Kroger	—
151	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	92.5%	1,642	5.11	Walmart Supercenter	Hobby Lobby, NCG Cinemas
152	Wilmington Island	Wilmington Island	GA	Savannah, GA	2015	101,462	92.7%	1,065	11.32	Kroger	—
153	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	87.3%	605	6.10	Hy-Vee	—
154	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	2002	238,803	97.9%	1,294	5.53	—	Burlington Stores, Hobby Lobby
155	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	2002	268,205	82.0%	1,363	6.20	Price Chopper	Big Lots, Northern Tool + Equipment, Office Depot
156	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,339	93.4%	728	8.09	Hy-Vee	Target	Target
157	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	192,904	100.0%	2,911	15.09	Trader Joe's	Barnes & Noble, Binny's Beverage Depot, hhgregg, Petco
158	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	90.5%	1,958	14.27	—	Savers, XSport Fitness	Kohl's
159	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	100.0%	355	6.09	Kroger	—
160	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	76.7%	294	6.02	—	Big Lots, Dollar General
161	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,331	94.7%	2,065	11.00	Shop 'n Save	Hobby Lobby, Walgreens
162	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	94.8%	4,029	23.44	—	Marshalls, Office Depot, The Home Depot, XSport Fitness
163	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	558,680	91.6%	5,637	14.08	Ultra Foods	AMC, Best Buy, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
164	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	273,060	86.3%	2,342	9.94	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
165	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,794	99.5%	2,172	16.57	Joe Caputo & Sons Fruit Market	Walgreens
166	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,198	90.3%	2,012	9.20	—	Big Lots, Hobby Lobby, T.J.Maxx
167	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	114,534	95.8%	1,393	12.69	Jewel-Osco (Albertsons)	Ace Hardware
168	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	100.0%	577	6.56	Cub Foods (Supervalu)	Stone's Hallmark
169	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	326,422	92.8%	2,593	8.86	Tony's Finer Foods	Big Lots, LA Fitness, Sears Outlet	Value City
170	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	100.0%	2,892	16.86	The Fresh Market	Best Buy, DSW, PetSmart, Stein Mart
171	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	106,755	98.8%	1,587	15.06	Sunset Foods	—
172	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	240,046	66.7%	1,751	10.94	Ultra Foods	Jo-Ann Fabric & Craft Stores, Office Depot
173	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,470	87.1%	1,532	15.73	Dominick's**	—
174	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	680,553	97.0%	8,043	12.19	—	Art Van Furniture, Big Lots, buybuy BABY, Gordmans, hhgregg, Marshalls, Old Navy, Savers, Star Cinema Grill, Ulta
175	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	96.7%	808	10.12	Kroger	—
176	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,849	96.3%	1,985	17.56	—	LA Fitness, Regal Cinemas
177	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	96.4%	717	6.51	Hy-Vee	Eye Surgeons Associates
178	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	85.9%	597	17.93	ALDI*	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
179	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,907	94.9%	1,275	9.61	Schnucks	U.S. Post Office
180	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	244,060	70.2%	2,140	12.50	Walt's Fine Foods	Tile Shop
181	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	89.2%	997	8.55	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet
182	Columbus Center	Columbus	IN	Columbus, IN	2005	143,050	100.0%	1,522	10.64	—	Big Lots, MC Sports, OfficeMax, T.J.Maxx	Target
183	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	91.2%	585	7.86	Martin's Super Market	CVS
184	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,164	96.5%	1,933	16.77	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
185	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	363,883	98.4%	2,302	9.26	Sam's Club	Walmart
186	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	72.3%	624	8.05	Kroger	—
187	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	2015	71,602	100.0%	654	9.14	Save-A-Lot	Citi Trends
188	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	83.0%	338	13.57	Walmart Supercenter*	Aaron's
189	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	91,798	91.3%	741	8.85	Martin's Super Market	—
190	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,938	60.7%	528	8.36	Kroger	—
191	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2015	571,967	80.9%	4,027	8.76	Kroger	Kohl's, Petco, Sears Outlet, T.J.Maxx
192	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2003	117,550	89.3%	1,064	10.13	Pay Less (Kroger)	—
193	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	155,518	87.4%	1,159	8.52	Hy-Vee	—
194	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	212,261	94.2%	1,707	13.88	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
195	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	203,239	99.0%	1,380	6.86	Kroger	Burke's Outlet, Goody’s, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
196	Kmart Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	880	6.75	—	Kmart, Staples
197	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2015	686,488	97.8%	6,841	12.81	Kroger	Barnes & Noble, Burlington Stores, hhgregg, Hobby Lobby, Old Navy, Staples, T.J.Maxx
198	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	98.9%	755	5.85	Food Lion	Kmart

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 42

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

199	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	2005	208,374	85.4%	1,588	9.46	—	King Pin Lanes, Louisville Athletic Club
200	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	96.5%	1,508	7.19	—	Gabriel Brothers, Walmart
201	London Marketplace	London	KY	London, KY	1994	169,032	100.0%	1,122	6.64	Kroger	Goody's, Kmart
202	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	97.1%	1,755	10.33	Kroger	—
203	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	84.5%	1,375	10.43	Kroger	—
204	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	136,916	92.8%	1,707	13.43	Kroger	—
205	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,251	7.67	—	Books-A-Million, Hobby Lobby, Office Depot
206	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	98.6%	1,432	7.35	Kroger	Kmart
207	Karam Shopping Center	Lafayette	LA	Lafayette, LA	2015	100,238	83.8%	277	3.29	Super 1 Foods	dd's Discounts (Ross)
208	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	96.5%	742	5.84	Super 1 Foods	—
209	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	201,360	98.5%	1,551	7.82	—	Big Lots, Citi Trends, Stage, T.J.Maxx
210	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,082	6.18	Super 1 Foods	Kmart
211	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	2015	133,432	98.5%	1,066	8.11	PriceRite (ShopRite)	Citi Trends, Ocean State Job Lot
212	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	86,290	93.1%	1,814	22.58	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples
213	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	150,959	100.0%	2,547	17.48	Walmart Supercenter*	Marshalls, Party City, Staples
214	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,795	94.7%	1,475	11.62	Super Stop & Shop (Ahold)	Jo-Ann Fabric & Craft Stores, Ocean State Job Lot
215	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	282,591	89.7%	3,659	14.43	Shaw's (Albertsons)	Barnes & Noble, Michaels, Ocean State Job Lot, Petco, Staples, T.J.Maxx
216	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	29.4%	187	24.97	Hannaford Bros. (Delhaize)*	—	Walmart
217	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,092	100.0%	1,141	14.61	Shaw's (Albertsons)	Rainbow
218	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	98.7%	2,218	12.30	Star Market	Marshalls
219	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,354	100.0%	3,907	20.08	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
220	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	96.6%	1,144	11.74	—	Ocean State Job Lot, Staples, T.J.Maxx
221	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	2015	204,038	74.7%	1,865	21.88	Super Stop & Shop (Ahold)	Citi Trends, CW Price
222	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,678	18.17	—	Best Buy, Old Navy, Petco, Ross Dress for Less
223	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	93.5%	672	28.14	—	—
224	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	97.1%	2,953	10.39	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
225	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	2012	218,862	100.0%	2,654	12.13	Walmart Supercenter	Marshalls
226	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	146,849	97.3%	1,764	12.65	Martin's Food (Ahold)	—
227	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	91.8%	1,913	20.04	—	Big Lots, Dollar Tree, Jo-Ann Fabric & Craft Stores, Lowe's
228	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2000	293,525	98.3%	2,622	9.09	Plum Market	Dunham's Sports
229	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	98.6%	888	10.54	VG's Food (SpartanNash)	ACE Hardware
230	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	2013	87,391	93.6%	786	9.61	—	Dollar Tree, Ollie's Bargain Outlet, True Value
231	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	160,943	83.8%	1,705	12.64	VG's Food (SpartanNash)	Dunham's Sports
232	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	84.4%	669	7.97	D&W Fresh Market (SpartanNash)	—
233	Delta Center	Lansing	MI	Lansing-East Lansing, MI	2015	186,246	97.9%	1,520	8.34	—	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness
234	Lakes Crossing	Muskegon	MI	Muskegon, MI	2011	110,997	85.5%	1,292	14.89	—	Jo-Ann Fabric & Craft Stores, Party City, Shoe Carnival, Ulta	Kohl's
235	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	276,175	95.3%	2,381	9.05	Kroger	Ace Hardware, Burlington Stores, CW Price, Dollar Tree
236	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	454,377	95.6%	5,893	18.01	—	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, T.J.Maxx, Ulta	Target
237	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	100.0%	1,774	9.60	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools
238	Green Acres	Saginaw	MI	Saginaw, MI	2011	281,646	66.7%	1,335	13.20	Kroger	Planet Fitness, Rite Aid
239	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	100.0%	2,397	13.66	—	Gander Mountain, Michaels, Old Navy, T.J.Maxx, Ulta
240	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	2015	101,724	100.0%	1,118	10.99	—	Dollar Castle, Party City, Planet Fitness	Burlington Stores
241	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	98.8%	1,419	14.12	VG's Food (SpartanNash)	O'Reilly Auto Parts, Planet Fitness
242	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	950	6.14	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports
243	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	412,755	97.6%	2,706	27.35	Walmart Supercenter	Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
244	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	2015	162,817	59.6%	825	8.51	—	Bed Bath & Beyond, Party City, Petco	Burlington Stores, Target
245	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	97.1%	1,133	13.04	Walmart Supercenter	Harbor Freight Tools, Ollie's Bargain Outlet
246	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,390	95.5%	826	7.01	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
247	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	99.0%	2,030	16.41	SuperTarget*	Best Buy, Dollar Tree, Walgreens
248	Austin Town Center	Austin	MN	Austin, MN	1999	108,486	73.7%	460	7.08	ALDI	Jo-Ann Fabric & Craft Stores	Target

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 43

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

249	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	99.3%	2,028	11.16	—	Best Buy, Dunham's Sports, T.J.Maxx
250	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	91.0%	1,929	10.34	Cub Foods (Jerry's Foods)	OfficeMax
251	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	96.1%	1,246	14.75	Cub Foods (Supervalu)*	—
252	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2015	213,595	93.0%	2,333	11.75	Rainbow Foods (Jerry's Foods)	Marshalls, Michaels
253	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	74.8%	745	14.42	Cub Foods (Supervalu)*	Dollar Tree, Hancock Fabrics
254	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2015	117,873	91.0%	1,480	13.79	Fresh Thyme Farmers Market	—
255	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2013	291,011	93.2%	2,467	12.00	Cub Foods (Supervalu)	T.J.Maxx, Valu Thrift Store
256	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	98.4%	695	9.66	Festival Foods	Dollar Tree
257	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	2015	136,920	73.9%	1,281	20.96	—	Michaels, Party City, The Sports Authority
258	Clocktower Place	Florissant	MO	St. Louis, MO-IL	2013	207,317	81.5%	1,277	7.70	ALDI	Florissant Furniture & Rug Gallery, Ross Dress for Less
259	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	92.9%	807	5.78	Price Chopper	—
260	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	97.8%	1,443	9.13	Price Chopper	Ace Hardware
261	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	86.9%	846	7.80	Price Chopper	—
262	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	91.5%	449	6.85	Shop 'n Save (Supervalu)	—
263	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	100.0%	1,120	10.28	Kroger	—
264	County Line Plaza	Jackson	MS	Jackson, MS	2014	221,127	90.7%	2,214	11.61	—	Burke's Outlet, Conn's, Kirkland's, Tuesday Morning
265	Jacksonian Plaza	Jackson	MS	Jackson, MS	1990	73,041	100.0%	538	7.53	Kroger*	Books-A-Million, Office Depot
266	Devonshire Place	Cary	NC	Raleigh, NC	2012	106,680	100.0%	1,425	13.65	—	Dollar Tree, Golf Galaxy, REI
267	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2015	271,895	85.4%	2,878	12.40	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Warehouse, Staples
268	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2015	348,604	82.6%	1,610	8.83	—	Big Lots, Gabes, The Home Depot, Value City Furniture
269	Macon Plaza	Franklin	NC	—	2001	92,787	84.4%	407	5.20	BI-LO (Southeastern Grocers)	Peebles
270	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	90.7%	2,041	12.21	Kroger	OfficeMax, PetSmart	Target, The Home Depot
271	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	2015	317,705	87.2%	3,111	12.61	Walmart Supercenter*	Bed Bath & Beyond, Best Buy, Dollar Tree, Michaels, Ross Dress for Less
272	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	100.0%	4,900	14.09	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart	Ross Dress for Less, Target
273	University Commons	Greenville	NC	Greenville, NC	2014	233,153	96.8%	2,938	13.02	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
274	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	91.1%	1,554	8.91	—	Academy Sports + Outdoors, Dollar Tree, Fallas Paredes, Harbor Freight Tools, Ollie's Bargain Outlet
275	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	98.5%	872	3.53	Walmart Supercenter	Dollar Tree
276	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	36.9%	198	5.13	Ingles	—
277	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.2%	1,359	14.39	—	Person County Health & Human Services
278	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.6%	3,745	10.87	Food Lion	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
279	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	70.3%	601	10.73	Food Lion	Family Dollar
280	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	97.7%	1,988	5.98	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply
281	Anson Station	Wadesboro	NC	—	1988	132,353	67.6%	564	6.31	Food Lion	Peebles, Tractor Supply Co.
282	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	76.6%	1,589	14.94	—	OfficeMax, PetSmart	Target
283	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	97.9%	3,328	14.45	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
284	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	100.0%	1,119	13.52	Harris Teeter (Kroger)	Rugged Wearhouse
285	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	89.1%	2,810	11.70	Super Compare Foods	Big Lots, Citi Trends, Office Depot
286	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	994	14.50	—	Golf Galaxy, Mattress Firm, OfficeMax
287	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	96.8%	1,981	21.81	Hannaford Bros. (Delhaize)	Walmart
288	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,023	11.32	DeMoulas Supermarkets	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls
289	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	2015	131,248	100.0%	2,287	19.00	—	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
290	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	27.3%	184	18.46	—	Jo-Ann Fabric & Craft Stores
291	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	146,797	90.5%	1,129	8.50	DeMoulas Supermarkets	T.J.Maxx
292	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2015	246,235	90.2%	1,578	7.54	Pathmark (A&P)	Kmart, Planet Fitness
293	the Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	296,109	95.5%	4,090	21.48	ShopRite	Burlington Stores, Ross Dress For Less
294	A&P Fresh Market	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,357	25.70	Acme	—
295	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2015	250,515	97.5%	2,175	8.91	—	Kmart, LA Fitness, Staples
296	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	Trenton, NJ	2015	148,919	98.0%	1,073	7.35	—	Kmart, Planet Fitness
297	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	87.8%	1,461	32.77	Super Stop & Shop (Ahold)	—
298	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	202,210	100.0%	2,905	14.45	Gourmet Glatt Express	Dollar Tree
299	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	332,664	97.1%	5,231	16.20	—	Burlington Stores, DSW, HomeGoods, Michaels, T.J.Maxx

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 44

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

300	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,466	100.0%	3,804	19.26	ShopRite	Petco, Rite Aid
301	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	92.3%	1,217	12.71	ShopRite	—
302	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	242,991	91.3%	3,910	17.63	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness
303	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	97.6%	2,939	18.88	—	Blink Fitness (Equinox), Clearview Cinema Group, HomeGoods, Marshalls
304	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	139,930	91.1%	1,530	12.00	ShopRite*	JC Penney, Peebles, PetSmart
305	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	97.9%	3,219	18.36	ShopRite	Pier 1 Imports, Staples
306	ShopRite Supermarket	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	32,209	100.0%	389	12.09	ShopRite	—
307	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	83.1%	1,366	16.69	A&P*	Dollar Tree, WOW! Fitness
308	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1996	216,623	90.0%	3,201	16.42	Walmart Supercenter*	Marshalls, Party City, Ross Dress for Less, Staples
309	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,751	84.9%	755	15.68	—	CVS, Dollar Tree
310	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	413	11.54	Whole Foods Market	Walgreens
311	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	Smith's (Kroger)	—
312	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	2015	275,011	94.7%	2,881	11.06	—	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
313	Montecito Marketplace	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2006	190,434	100.0%	3,789	19.90	Smith's (Kroger)	T.J.Maxx
314	Renaissance Center East	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2012	144,216	74.9%	1,268	11.73	—	Savers
315	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,511	27.99	—	Minado, Stew Leonard's Wines, T.J.Maxx
316	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2015	115,500	65.4%	981	13.00	—	Dick's Sporting Goods, OfficeMax
317	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	90.5%	1,292	21.16	Acme	—
318	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	98.1%	1,099	13.26	BJ's Wholesale*, Waldbaum's (A&P), Walmart Supercenter*	—	Kohl's
319	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	94.7%	1,859	25.34	King Kullen**	Ace Hardware
320	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	90.2%	2,861	16.38	—	Burlington Stores, K&G Men's Center
321	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,314	90.9%	1,648	9.78	Wegmans	Peebles, Tractor Supply Co.
322	McKinley Plaza	Hamburg	NY	Buffalo-Cheektowaga-Niagara Falls, NY	1991	95,544	97.1%	1,348	14.92	Wegmans*	A.C. Moore, T.J.Maxx
323	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	191,441	98.1%	6,100	33.19	H-Mart, Mrs. Green's Natural Market	Christmas Tree Shops, Rite Aid, T.J.Maxx
324	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	100.0%	2,085	8.23	Wegmans	Walmart
325	Cayuga Mall	Ithaca	NY	Ithaca, NY	2013	204,830	100.0%	1,768	8.63	—	Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, True Value
326	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	71,942	100.0%	1,519	21.11	Key Food Marketplace	T.J.Maxx
327	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	586	34.45	Trader Joe's	—
328	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	98.1%	1,273	21.23	—	Advance Auto Parts
329	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	230,924	66.7%	684	4.44	—	Big Lots, Kmart	Raymour & Flanigan
330	A & P Mamaroneck	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	1976	24,978	100.0%	177	7.09	A&P	—
331	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	88.4%	2,726	20.61	Super Stop & Shop (Ahold)	Planet Fitness
332	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	209,960	87.6%	1,896	10.66	—	Ashley Furniture, Big Lots, Hobby Lobby
333	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,874	15.36	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
334	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	96.3%	6,382	26.36	A Matter of Health	Barnes & Noble, Lemon Pop, Marshalls, Modell's Sporting Goods, Petco
335	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	31,870	100.0%	1,194	37.46	—	Harmon Discount
336	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	122,996	97.9%	2,466	20.48	—	Dollar Tree, HomeGoods
337	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.69	North Shore Farms	—
338	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,773	17.88	Best Yet Market	CVS, T.J.Maxx
339	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,088	26.14	—	HomeGoods, Rite Aid
340	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	89.2%	1,472	21.11	Price Chopper	—
341	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2015	180,182	97.8%	2,900	16.89	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores
342	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	96.8%	1,696	10.89	—	Olum's Furniture & Appliances, Rite Aid, Staples
343	Parkway Plaza	Vestal	NY	Binghamton, NY	2012	204,954	100.0%	2,119	10.34	PriceRite (ShopRite)	Bed Bath & Beyond, Kohl's, PetSmart	Target
344	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,392	15.07	—	HomeGoods, Michaels, Old Navy
345	Town Square Mall	Vestal	NY	Binghamton, NY	2012	293,181	99.4%	4,646	15.95	Sam's Club*, Walmart Supercenter*	A.C. Moore, Barnes & Noble, Dick's Sporting Goods, DSW, Lowes Cinemas, T.J.Maxx, Ulta
346	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	100.0%	690	10.03	Hannaford Bros. (Delhaize)	Lowes, Pier 1 Imports
347	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.6%	1,812	21.42	Pathmark (A&P)	—
348	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	96.3%	1,860	42.76	Giant Eagle	—	The Home Depot

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 45

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

349	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	87.6%	1,475	10.72	Giant Eagle, Marc's	—
350	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	225,774	87.9%	2,151	17.69	Kroger	Petco, Planet Fitness
351	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	2012	164,750	98.7%	1,445	9.08	Kroger	Pet Supplies Plus
352	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	2015	244,208	99.5%	3,416	14.06	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx
353	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2011	314,754	99.6%	3,803	12.47	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
354	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	100.0%	1,137	29.55	Kroger	—
355	Crown Point	Columbus	OH	Columbus, OH	2015	144,931	95.9%	1,365	10.04	Kroger	Dollar Tree, Planet Fitness
356	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,773	84.8%	1,104	10.73	Kroger	—
357	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	100.0%	178	9.93	Kroger*	—
358	South Towne Centre	Dayton	OH	Dayton, OH	2013	331,838	98.6%	4,165	13.65	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Party City, Petsmart, Value City Furniture
359	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	90.2%	749	5.74	Valu King**	Dollar Tree, Harbor Freight Tools	Walmart
360	Midway Market Square	Elyria	OH	Cleveland-Elyria, OH	2014	224,329	88.8%	2,035	10.21	Giant Eagle	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores	Target, The Home Depot
361	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	2013	695,719	94.5%	6,432	9.80	BJ's Wholesale Club, Giant Eagle, Marc's	Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls, Party City, Petco
362	Tops Plaza	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,035	15.07	—	Ollie's Bargain Outlet, Sears Outlet
363	Tops Plaza	North Ridgeville	OH	Cleveland-Elyria, OH	2002	57,857	97.9%	845	14.92	—	Pat Catan's Craft Centers
364	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	173,242	95.5%	2,052	25.28	Kroger	Marshalls
365	Market Place	Piqua	OH	Dayton, OH	2012	182,824	93.0%	683	7.12	Kroger	Roses
366	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	82.6%	1,155	9.67	—	Ashley Furniture, Citi Trends, Michaels
367	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	708	7.91	Giant Eagle	—	Lowe's
368	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	318,174	66.3%	1,339	12.77	Kroger	Big Lots, Harbor Freight Tools
369	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	290,892	84.1%	1,496	6.11	Kroger	Big Lots, Planet Fitness, Shopper's World
370	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	115,066	94.0%	1,800	16.65	—	Bed Bath & Beyond, MC Sports, OfficeMax, Petco	Kohl's, Lowe's, Target
371	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	246	16.16	Kroger*	—	The Home Depot
372	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,765	9.45	—	Conn's, Drysdales, PetSmart	Best Buy, JC Penney Home Store
373	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	97.8%	2,499	34.60	Giant Food (Ahold)	CVS
374	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	278,586	96.4%	2,276	8.47	Weis Markets	A.C. Moore, Dunham's Sports, Petco, Shoe Carnival, Toys"R"Us
375	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	786	11.17	Redner's Warehouse Market	—
376	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	2015	199,079	100.0%	1,475	8.21	Giant Eagle	Walmart
377	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	100.0%	3,843	14.87	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
378	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	2013	378,358	99.1%	3,414	11.36	Giant Food (Ahold)	Big Lots, Mega Marshalls, PetSmart, Rite Aid, Staples, Wells Fargo
379	Town Plaza	Boyertown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2015	83,229	97.1%	781	9.67	—	Advance Auto Parts, Big Lots, CVS, Tractor Supply
380	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	283,153	98.0%	2,392	8.62	Walmart Supercenter	—
381	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	82.4%	453	11.94	Bottom Dollar**	—
382	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.4%	2,359	17.20	Giant Food (Ahold)	Tuesday Morning
383	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2004	110,696	49.9%	821	14.86	—	Pep Boys, Rascal Fitness
384	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,410	20.90	Giant Food (Ahold)	Wine & Spirits Shoppe
385	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,090	10.37	—	Chuck E. Cheese's, Mealey's Furniture
386	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	302,929	100.0%	3,187	16.00	—	Dick's Sporting Goods, hhgregg, Party City, PetSmart, T.J.Maxx, The Home Depot
387	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	2014	153,088	100.0%	1,977	13.16	Giant Food (Ahold)	Rite Aid, Tractor Supply Co.
388	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	100.0%	3,361	14.14	—	Kohl's, Marshalls, Regal Cinemas
389	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2014	75,223	97.1%	1,184	16.21	—	Dollar Tree, Ross Dress for Less
390	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,576	91.9%	699	8.89	Weis Markets	—
391	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	183	13.40	—	SGS Paper
392	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	89.0%	1,774	9.29	Giant Food (Ahold)	Citi Trends, The Dept. of Health
393	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2012	145,170	95.7%	977	7.19	—	Big Lots, Ollie's Bargain Outlet
394	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	99.3%	1,304	12.30	Giant Food (Ahold)	—
395	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	100.0%	639	21.43	—	—
396	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	80.2%	911	21.08	Weis Markets*	—
397	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	95.2%	499	7.96	Grocery Outlet	Family Dollar
398	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	177,185	86.9%	3,919	25.46	McCaffrey's	Pier 1 Imports

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 46

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

399	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	86.0%	646	10.02	Redner's Warehouse Market	—
400	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2006	107,318	93.8%	2,210	21.96	SuperFresh (A&P)	—
401	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2011	561,890	98.0%	7,768	33.35	—	Macy's, Modell's Sporting Goods, Ross Dress For Less
402	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	99.3%	1,356	7.73	Redner's Warehouse Market	French Creek Outfitters, Staples
403	Plymouth Plaza	Plymouth Meeting	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	32,404	42.5%	491	35.64	—	Premier Urgent Care, TD Bank
404	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	154,758	91.6%	1,467	10.78	ALDI**	Planet Fitness, Rite Aid, VF Outlet
405	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	431	10.33	Pathmark (A&P)*	EZ Bargains, Rent-A-Center, Super Dollar City
406	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,424	15.66	ShopRite	A.C. Moore, Kohls, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less
407	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	736	11.61	Musser's Markets	Hallmark	Kmart
408	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	98.7%	3,426	11.02	Redner's Warehouse Market	Mealey's Furniture, PetSmart, Ross Dress for Less, Sports Authority, Staples
409	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.9%	2,165	30.73	Walmart Supercenter	Party City, Shoe Carnival
410	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	100.0%	1,584	10.69	Super Stop & Shop (Ahold)	Marshalls, Ocean State Job Lot, Planet Fitness
411	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	162,548	91.7%	2,071	13.89	Kroger	Stein Mart
412	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	100.0%	1,490	16.60	BI-LO (Southeastern Grocers)	—
413	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,213	97.3%	786	12.38	BI-LO (Southeastern Grocers)	—
414	Island Plaza	James Island	SC	Charleston-North Charleston, SC	2004	171,224	81.1%	1,025	7.74	Food Lion	Dollar Tree, Gold's Gym
415	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	2015	325,347	76.7%	2,038	8.28	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet
416	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	82.0%	458	9.28	BI-LO (Southeastern Grocers)	—
417	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.2%	1,849	14.37	—	Ross Dress for Less, T.J.Maxx	Target
418	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	2012	357,051	85.1%	3,258	11.31	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart
419	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	84.9%	1,363	11.12	Kroger	Citi Trends
420	Congress Crossing	Athens	TN	Athens, TN	2012	180,305	97.6%	1,451	8.25	—	Dunham's Sports, Kmart
421	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	88.8%	593	11.33	Food Lion	—
422	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	265,027	97.5%	2,416	9.44	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends
423	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	331,386	96.1%	3,037	9.54	—	Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
424	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	97.7%	980	14.29	Publix	—
425	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	95.5%	1,574	12.17	—	Belk, Burkes Outlet, JC Penney, Kmart
426	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	266,720	92.2%	2,677	11.29	Publix	Bed Bath & Beyond, Goody’s, PetSmart, Ross Dress for Less
427	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	96.8%	1,815	7.37	Walmart Supercenter	Goody's	Lowe's
428	Kingston Overlook	Knoxville	TN	Knoxville, TN	2015	122,536	100.0%	1,191	9.98	—	Babies"R"Us, Michaels, Sears Outlet
429	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	79.9%	307	8.89	Food Lion	—
430	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2015	658,778	90.1%	7,412	12.71	—	Academy Sports + Outdoors, Best Buy, Big Lots, DSW, hhgregg, Office Depot, PetSmart, Sports Authority, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
431	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	115,062	88.2%	1,158	11.41	Kroger	Aaron's
432	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	98.2%	1,001	11.75	Kroger	—	Walgreens
433	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,241	6.92	Walmart Supercenter	Dollar Tree
434	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	93.6%	1,157	5.94	Walmart Supercenter	Goody's
435	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,700	82.2%	275	8.17	—	Bealls (Stage Stores), Family Dollar
436	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	2015	420,550	98.8%	3,932	9.47	WinCo Foods	Hemispheres, Hobby Lobby, Ross Dress for Less
437	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	2015	168,112	83.7%	1,553	11.04	—	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture	Fry's Electronics
438	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	84.3%	859	10.62	—	24 Hour Fitness
439	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	100.0%	701	13.75	H-E-B	—
440	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,575	98.4%	607	8.62	El Ahorro Supermarket	Family Dollar, Hancock Fabrics
441	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	340	6.71	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
442	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	960	15.67	Walmart Neighborhood Market	Tops Printing
443	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	99.0%	823	8.56	Kroger	Walgreens
444	Central Station	College Station	TX	College Station-Bryan, TX	2012	176,847	86.6%	2,325	15.59	—	OfficeMax, Spec's Liquors	Kohl's
445	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	119,000	96.2%	1,224	25.27	Kroger	CVS
446	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	76.7%	626	9.53	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 47

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

447	Five Points	Corpus Christi	TX	Corpus Christi, TX	2014	276,593	87.1%	2,975	12.57	—	Bealls (Stage Stores), Burkes Outlet, Hobby Lobby, Party City, Ross Dress for Less
448	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	67,305	94.6%	510	8.15	Minyard Food Stores	Family Dollar
449	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	79.8%	549	9.97	Save-A-Lot (Supervalu)	Family Dollar
450	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	436	9.59	—	Big Lots, O'Reilly Auto Parts
451	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2015	108,545	91.5%	822	9.71	El Rio Grande Latin Market	Family Dollar
452	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	88.2%	4,120	10.66	Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
453	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,388	91.2%	918	8.31	Food Town	Burkes Outlet, Walgreens
454	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	96.4%	712	9.93	Albertsons	—
455	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2015	780,595	96.6%	13,881	18.81	SuperTarget*	Best Buy, Big Lots, DSW, Marshalls, Old Navy, Ross Dress for Less, Saks OFF Fifth, Sheplers, Stein Mart, T.J.Maxx
456	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	386	5.54	Foodland Markets	Family Dollar, Hi Style Fashion
457	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	1,934	11.68	Tom Thumb (Safeway)	Stein Mart
458	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	100.0%	3,807	19.29	Tom Thumb (Safeway)	DSW
459	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,001	11.21	Truong Nguyen Grocer	—
460	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	93.2%	292	7.23	Save-A-Lot	Dollar Tree, Rent-A-Center
461	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	91.4%	979	10.77	Kroger	—
462	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.3%	744	10.56	Kroger	—
463	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	955	28.21	Kroger	—
464	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	101,002	100.0%	1,948	19.29	—	CVS, Imagination Toys, I W Marks Jewelers
465	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	38,997	100.0%	662	16.98	—	Walgreens
466	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	89.1%	402	10.01	H-E-B	—
467	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	93.7%	550	6.42	Food Town	—
468	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	76,142	100.0%	774	10.59	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
469	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	102,643	90.0%	1,391	16.15	—	24 Hour Fitness, Hancock Fabrics, Mr. Gatti's Pizza, Spec's Liquors
470	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	98.1%	1,966	9.63	Kroger	Big Lots, Stein Mart
471	Inwood Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	77,553	98.1%	694	9.16	Foodarama	—
472	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	75.1%	467	9.67	H-E-B	—
473	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	40.0%	484	11.31	—	Hancock Fabrics
474	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	98.7%	1,299	7.89	—	Big Lots, Hobby Lobby
475	Maplewood Mall	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	94,871	97.8%	773	8.34	Foodarama	Burke's Outlet
476	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	100.0%	3,294	13.51	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning
477	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	315	7.84	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax
478	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	230,779	93.9%	2,716	12.74	Sellers Bros.	Conn's, Office Depot
479	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1990	190,622	96.6%	2,135	11.75	—	99 Cents Only, CVS, Fallas Paredes
480	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	96.0%	1,353	10.47	Food City	—
481	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	189,201	95.0%	1,772	10.01	—	24 Hour Fitness, FAMSA, Floor & Décor
482	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	880	13.19	—	Family Dollar, Houston Community College
483	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	145,229	95.5%	3,032	21.86	H-E-B	—
484	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,565	100.0%	1,114	13.61	—	Ace Hardware, Dollar Tree, Party City, Salon In The Park
485	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2012	242,409	91.9%	2,043	9.17	Fiesta Mart	Marshalls
486	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,367	10.06	Kroger	Hobby Lobby, Palais Royal, Stein Mart
487	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	82.7%	304	5.72	—	AutoZone, Bealls (Stage Stores), Family Dollar
488	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	71.9%	647	6.96	Super 1 Foods	—
489	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	100.0%	2,765	12.10	H-E-B	Hastings, Office Depot, Ross Dress for Less, Target
490	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	93.2%	1,466	12.64	Kroger	Sears Hardware
491	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	85.4%	1,987	11.97	Kroger	Burkes Outlet
492	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	84.2%	1,127	8.56	Kroger	Walgreens
493	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	168,137	71.0%	2,730	23.97	Central Market (H-E-B)	—
494	Preston Park	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	239,039	88.4%	5,488	25.98	Minyard Sun Fresh Market	—
495	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	93.1%	910	13.56	H-E-B	Bealls (Stage Stores)	Kmart
496	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	98.8%	860	10.79	Food Town	Family Dollar, Unleashed (Petco)
497	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,491	94.7%	1,223	10.62	Randalls (Safeway)	Palais Royal

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 48

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

498	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	98.5%	2,010	9.18	Kroger	BP Engineering Facility
499	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	91.3%	1,002	28.28	Randalls (Safeway)	—
500	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	47,960	96.9%	716	15.42	—	Hastings, Walgreens
501	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	180,220	99.4%	2,561	14.54	—	Barnes & Noble, Big Lots, Michaels, T.J.Maxx	Target, The Home Depot
502	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	94.2%	1,067	8.52	Food Lion	Mountain Run Bowling, Tractor Supply Co.
503	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	95.6%	1,616	13.01	Martin's Food (Ahold)	Gold's Gym	Kohl's
504	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,945	98.6%	874	16.14	—	Destination XL, Once Upon a Child, Tuesday Morning
505	Tuckernuck Square	Richmond	VA	Richmond, VA	1994	86,010	48.9%	845	20.09	—	Chuck E. Cheese's
506	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	91.4%	956	12.64	Kroger	Hamrick's
507	Hunting Hills	Roanoke	VA	Roanoke, VA	2014	166,207	94.6%	1,318	8.39	—	Kohl's, PetSmart
508	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	20.4%	89	9.54	—	—
509	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,090	98.8%	1,210	7.51	Kroger	Big Lots, Goodwill
510	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	91.5%	2,569	18.88	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, Office Depot, PetSmart
511	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	2015	190,242	56.1%	814	7.63	—	Grand Home Furnishings, Ollie's Bargain Outlet	Belk
512	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.2%	1,912	8.67	Price Chopper	Flagship Cinemas, T.J.Maxx, Walmart
513	Fitchburg Ridge Shopping Center	Fitchburg	WI	Madison, WI	2003	50,555	77.7%	459	11.74	—	Wisconsin Dialysis
514	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	83.5%	1,179	7.48	Pick 'N Save (Roundy's)**	T.J.Maxx
515	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	2015	219,541	89.0%	3,039	15.56	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls
516	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	95.0%	878	9.40	Pick 'n Save (Roundy's)	—	Walmart
517	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,630	98.4%	1,469	7.33	—	Hobby Lobby, Kohl's	ShopKo
518	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	95.6%	1,202	7.14	Kroger	Big Lots, Dunham's Sports, Peebles
519	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	801	10.63	—	Office Depot, O'Reilly Auto Parts, T.J.Maxx

	TOTAL PORTFOLIO					86,696,827	92.6%	$939,293	$12.68

(1) * Indicates grocer is not owned. ** Indicates grocer is dark and paying.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 49

GUIDANCE

Supplemental Disclosure Three Months Ended September 30, 2015

GUIDANCE & ADDITIONAL DISCLOSURES

GUIDANCE:	3Q Updated Guidance	2Q Previous Guidance
	2015E	2015E
FFO per common share - diluted	$1.96 - $1.98	$1.94 - $2.00
Same property NOI	3.5 - 3.7%	3.0 - 3.7%
Percent leased (at year-end)	92.3 - 92.5%	93.0 - 93.5%
New and renewal rent growth (cash)	12.0 - 17.0%	12.0 - 17.0%
Total leasing related capital expenditures	$155 - $175M	$155 - $175M
Anchor space repositioning and redevelopment related spending	$90 - $105M	$85 - $100M
General and administrative expenses (1)	$91 - $93M	$89 - $91M
Interest expense (2)	$258 - $260M	$256 - $265M
Straight-line rent and above- and below-market rent amortization, net	$59 - $64M	$59 - $64M

ADDITIONAL DISCLOSURES - as of 9/30/15 (dollars in millions)
Estimated market value of expansion land and outparcels available	$55

ABR from leases signed but not yet commenced	$27

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR/SF
≥ 10,000 SF	46	1,046,542	$13,930,013	$13.31
< 10,000 SF	213	604,209	13,270,864	21.96
TOTAL	259	1,650,751	$27,200,877	$16.48

(1) Includes non-cash, non-recurring charge related to pre-IPO compensation programs.
(2) Excludes capitalized interest, deferred financing cost amortization and debt premium and discount amortization, net.

Supplemental Disclosure - Three Months Ended September 30, 2015	Page 51